As filed with the Securities and Exchange Commission on September 23, 2011

Securities Act Registration No. 333-132392

Investment Company Act Registration No. 811-21865

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[✓]
Pre-Effective Amendment No. __	[ ]
Post-Effective Amendment No. 7	[✓]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[✓]
Amendment No. 14	[✓]

NAKOMA MUTUAL FUNDS
(Exact Name of Registrant as Specified in Charter)

8040 Excelsior Drive Suite 401 Madison, Wisconsin (Address of Principal Executive Offices)	53717 (Zip Code)

Registrant’s Telephone Number, including Area Code:  (608) 831-8814

Daniel S. Pickett
Nakoma Capital Management, LLC
8040 Excelsior Drive, Suite 401
Madison, Wisconsin  53717
(Name and Address of Agent for Service)

Copies to:

Carol A. Gehl
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin  53202

It is proposed that this filing will become effective (check appropriate box):

[X] immediately upon filing pursuant to Rule 485(b)

[   ] on (date) pursuant to Rule 485(b)

[   ] 60 days after filing pursuant to Rule 485(a)(1)

[   ] on (date) pursuant to Rule 485(a)(1)

[   ] 75 days after filing pursuant to Rule 485(a)(2)

[   ] on (date) pursuant to Rule 485(a)(2)

NAKOMA MUTUAL FUNDS

Nakoma Absolute Return Fund
(Ticker Symbol:  NARFX)

Prospectus

September 23, 2011

This Prospectus contains information you should know before investing, including information about risks.  Please read it before you invest and keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities nor has it determined that this Prospectus is accurate or complete.  It is a criminal offense to represent otherwise.

NAKOMA ABSOLUTE RETURN FUND

Table of Contents

FUND SUMMARY	1
PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	5
Investment Objective	5
Principal Investment Strategies	5
Principal Risks	6
DISCLOSURE OF PORTFOLIO HOLDINGS	8
MANAGEMENT OF THE FUND	8
Investment Adviser	8
Portfolio Managers	9
Proposed Reorganization	9
SHAREHOLDER INFORMATION	9
Buying Shares	10
Limitations on Purchases and Market Timing	11
How to Invest in the Fund	12
OTHER FUND AND ACCOUNTING POLICIES	16
DISTRIBUTIONS AND TAXES	18
FINANCIAL HIGHLIGHTS	21
ADDITIONAL INFORMATION	22

FUND SUMMARY

Investment Objective

The Nakoma Absolute Return Fund (the “Fund”) seeks absolute returns with low volatility independent of equity market conditions.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory fees	1.50%
Other expenses	0.64%
Dividend and interest expense on securities sold short	0.98%
Total annual fund operating expenses	3.12%
Fee waiver/expense reimbursement	(0.15)%
Total annual fund operating expenses less fee waiver/expense reimbursement(1)	2.97%

(1)

The Fund’s investment adviser, Nakoma Capital Management, LLC (the “Adviser”), has contractually agreed to reduce all or a portion of its advisory fee and/or reimburse Fund expenses to ensure that the Fund’s total annual fund operating expenses (exclusive of dividend and interest expense on securities sold short) do not exceed 1.99% of the Fund’s average net assets through at least October 1, 2012, subject thereafter to annual re-approval of the agreement by the Fund’s Board of Trustees (the “Board”).  This operating expense limitation agreement can be terminated by the Board upon 30 days’ prior notice to the Adviser.  The Adviser may request a reimbursement from the Fund to recapture any reduced advisory fees or reimbursed Fund expenses within three years following the fee reduction or expense reimbursement, but only to the extent the Fund’s total annual fund operating expenses (excluding dividend and interest expense on securities sold short) plus any requested reimbursement amount are less than the above limit at the time of the request.  Any such reimbursement is subject to review by the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$300	$938	$1,612	$3,411

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate for long positions, excluding short positions, was 120% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by selecting investments intended to provide protection of capital in declining stock markets and to participate in appreciating stock markets.  The Fund invests principally in common stocks traded in U.S. markets, taking long positions in companies where the Adviser believes operating results will exceed investors’ expectations, and establishing short positions in companies the Adviser believes will disappoint or as hedged offsets to long positions.  The Fund principally invests in mid- to large-capitalization U.S. traded companies, but may consider issuers of all sizes in all markets.  Up to 25% of the Fund may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by American Depositary Receipts (“ADRs”).  The Fund may invest up to 15% of its assets in illiquid investments.  Up to 25% of the Fund may be invested in exchange-traded funds (“ETFs”).  The Fund may borrow money from banks, up to one-third of its total assets (including the amount borrowed), to purchase securities for investment purposes, commonly referred to as “leveraging.”

The Adviser believes that an important way to accomplish the Fund’s objective is through an investment approach comprised of three integrated processes:  dynamic asset allocation, fundamental stock selection and risk management.  With respect to dynamic asset allocation, the Adviser assesses expectations for and trends in three categories of factors that the Adviser believes influence stock market returns:  economic growth and corporate profits; interest rates and inflation expectations; and investor sentiment and stock market valuation.  All else being equal, when the trends in these categories are better than expected, the Adviser will increase the Fund’s net exposure to the stock market and when trends in these categories are worse than expected, the Adviser will decrease the Fund’s net exposure to the stock market.  The fundamental stock selection process is designed to identify companies with the potential for positively or negatively surprising business results over a six- to eighteen-month time horizon.  For each stock, the Adviser monitors key business drivers (e.g., macroeconomics, secular trends, industry dynamics and company specific events) that the Adviser believes will affect the underlying company’s business over the investment time horizon.  The risk management process analyzes the sources of volatility in the portfolio (e.g., sector, capitalization, style and interest rate sensitivity) in an effort to match Fund risk exposures with the Adviser’s overall market view and avoid unintended risk exposures.

Principal Risks

The Fund’s returns may vary and you may lose money by investing in the Fund.  The principal risks of investing in the Fund include:

•

Market Risk.  The value of the Fund’s long portfolio may decrease if the values of an individual company or multiple companies in the portfolio differ from the Adviser’s assessment, or if the stock market declines regardless of how well individual companies perform.  Conversely, the value of the Fund’s short positions may decrease if the stock market rises, regardless of how well individual companies perform.

•

Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio.  There is no guarantee that the Adviser’s investment strategies will result in an increase in the value of your investment.

•

Common Stock Risk.  Common stocks are susceptible to general stock market fluctuations.  The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer’s products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, market liquidity and investor perceptions.

•

Large-Cap and Mid-Cap Stock Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Stocks of mid-cap companies may be more volatile and less liquid than the securities of large-cap companies.  Stocks of mid-cap companies involve greater risk than large-cap companies because they may have limited product lines, markets or financial resources; be dependent on a limited management group; and may be subject to more abrupt or erratic market movements than those of larger, more established companies.

•

Short Sales Risk.  Short sales are speculative transactions and involve special risks, including a reliance on the ability of the Fund’s portfolio managers to accurately anticipate the future value of a security.  The Fund’s losses are potentially unlimited in a short sale transaction.

•

Leverage Risk.  The Fund may borrow money from banks, up to one-third of its total assets (including the amount borrowed), to purchase securities for investment purposes, commonly referred to as “leveraging.”  The Fund’s use of leverage may result in risks and can magnify the effect of any losses.  There is no assurance that a leveraging strategy will be successful.

•

Foreign Securities Risk.  Securities of foreign issuers, even when dollar-denominated and publicly traded on U.S. exchanges or in ADRs, may involve risks not associated with the securities of domestic issuers that can increase the potential for losses.

•

ETF Risk.  An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies and policies.   The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the underlying investments owned by the ETF go down.  As a shareholder of an ETF, the Fund would bear its pro rata portion of the ETF’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation.

•

Illiquid Securities Risk.  The Fund may invest in securities which are not readily marketable, including privately placed securities.  The Fund may find it difficult to readily dispose of illiquid investments in the ordinary course of business.

Performance

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing how the Fund’s performance results have varied from year to year, and by showing how the Fund’s average annual returns compare with returns of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.nakomafunds.com or by calling the Fund toll-free at 1-866-6NAKOMA (1-866-662-5662).

The Fund’s calendar year-to-date return as of June 30, 2011 was -3.70%.  During the period shown in the bar chart, the best performance for a quarter was 4.83% (2nd quarter, 2007).  The worst performance was -5.16% (1st quarter, 2008).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  After-tax returns are not relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account.

Average Annual Total Returns (For the Periods Ended December 31, 2010)	One Year	Since Inception (December 18, 2006)
Nakoma Absolute Return Fund
Return Before Taxes	-5.64%	-1.31%
Return After Taxes on Distributions	-5.64%	-1.32%
Return After Taxes on Distributions and Sale of Fund Shares	-3.66%	-1.11%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	-0.96%
10-Year Treasury Note	7.36%	5.53%

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Management

Investment Adviser

Nakoma Capital Management, LLC serves as the Fund’s investment adviser.

Portfolio Managers

Daniel S. Pickett, CFA, Managing Director and Chief Investment Officer of the Adviser, has been the lead portfolio manager of the Fund since its inception.  Mark A. Fedenia, Managing Director and Portfolio Manager of the Adviser, has been a co-portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by mail (Nakoma Absolute Return Fund, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53201-2175), or by telephone at 1-866-6NAKOMA (1-866-662-5662).

Type of Account	Minimum Initial Investment	Additional Investments
Regular accounts	$1,000	$100
Automatic investment plans	$1,000	$100
IRAs	$1,000	$100

Distributions and Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

This Prospectus describes the Nakoma Absolute Return Fund, a series of Nakoma Mutual Funds (the “Trust”).

Investment Objective

The Fund seeks absolute returns with low volatility independent of equity market conditions.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by selecting investments intended to provide protection of capital in declining stock markets and to participate in appreciating stock markets.  The Fund invests principally in common stocks traded in U.S. markets, taking long positions in companies where the Adviser believes operating results will exceed investors’ expectations, and establishing short positions in companies the Adviser believes will disappoint or as hedged offsets to long positions.  When the Fund takes a long position, it purchases a stock outright.  When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline.  To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender.  The Fund makes money when the market price of the borrowed stock goes down and the Fund is able to replace it for less than it earned by selling it short.  Conversely, if the price of the stock goes up after the sale, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

The Fund principally invests in mid- to large-capitalization U.S. traded companies, but may consider issuers of all sizes in all markets.  Up to 25% of the Fund may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by ADRs, which are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.  The Fund may invest up to 15% of its net assets in illiquid investments, which include a security or other position that cannot be disposed of quickly in the normal course of business.

Up to 25% of the Fund may be invested in ETFs, which are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and offers investment in a wide variety of asset classes and may also offer inverse (or short) exposure to a particular asset class.  The Fund may purchase an ETF to gain exposure to a portion of the U.S. market.  The Fund’s investment in ETFs will be limited by the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund may borrow money from banks, up to one-third of its total assets (including the amount borrowed) to purchase securities for investment purposes, commonly referred to as “leveraging.”  In addition to borrowing for leverage purposes, the Fund may also borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes.  This allows the Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.  However, the Fund’s short sale investments and related margin requirements will reduce the ability of the Fund to borrow money.  Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets and reduce the number of assets available for asset coverage as required under the 1940 Act.  Consequently, it is expected that, under normal market conditions, the Fund’s borrowings will comprise no more than 5% of the Fund’s net assets.

The Adviser believes that an important way to accomplish the Fund’s objective is through an investment approach comprised of three integrated processes:  dynamic asset allocation, fundamental stock selection and risk management.  With respect to dynamic asset allocation, the Adviser assesses expectations for and trends in three categories of factors that the Adviser believes influence stock market returns:  economic growth and corporate profits; interest rates and inflation expectations; and investor sentiment and stock market valuation.  All else being equal, when the trends in these categories are better than expected, the Adviser will increase the Fund’s net exposure to the stock market and when trends in these categories are worse than expected, the Adviser will decrease the Fund’s net exposure to the stock market.

The fundamental stock selection process is designed to identify companies with the potential for positively or negatively surprising business results over a six- to eighteen-month time horizon.  For each stock, the Adviser monitors key business drivers (e.g., macroeconomics, secular trends, industry dynamics and company specific events) that the Adviser believes will affect the underlying company’s business over the investment time horizon.  The Adviser believes that when a company’s key drivers exceed expectations, the company’s share price can be expected to increase until investor expectations and actual company performance converge.  Conversely, if a

5

company’s results fall short of investors’ expectations, its share price may decrease until investor expectations converge with actual performance.  The Adviser’s analysis of each opportunity (long or short) considers the level of investor expectations in assessing the potential reward for a correct call versus the potential loss for an error.  Therefore, the strategy is not short-term trading oriented.  Rather, the strategy relies on fundamental analysis of a company’s future business prospects.

The risk management process analyzes the sources of volatility in the portfolio (e.g., sector, capitalization, style and interest rate sensitivity) in an effort to match Fund risk exposures with the Adviser’s overall market view and avoid unintended risk exposures.  Additional risk management techniques are employed in a further effort to achieve the Adviser’s low volatility return objective.

The Fund may take advantage of other investment practices and invest in new types of securities and financial instruments that are not currently contemplated for use by the Fund, or are not available but may be developed, to the extent such investment practices, securities and financial instruments are consistent with the Fund’s investment objective and legally permissible for the Fund.

General Portfolio Policies.  In investing its portfolio assets, the Fund will follow the general policies listed herein.  Except for the Fund’s policies with respect to investments in illiquid securities and borrowing, the percentage limitations included herein apply at the time of purchase of a security.  So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

Cash or Similar Investments; Temporary Strategies.  The Fund may not always stay fully invested in equity securities.  When the Adviser believes that market conditions are unfavorable, the Fund’s cash or similar investments may increase.  In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities.  When the Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in equity securities.  In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions.  The Fund’s cash position may also increase temporarily due to unusually large cash inflows.  Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments.  In this case, the Fund may not achieve its investment objective.

Change in Investment Objective and Strategies.  The Fund’s investment objective and strategies are not designated as “fundamental policies” within the meaning of the 1940 Act and may be changed by the Board without shareholder approval.

Principal Risks

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  There can be no assurance that the Fund will achieve its investment objective and you may lose money investing in the Fund.  The principal risks of investing in the Fund include:

Market Risk.  The value of the Fund’s long portfolio may decrease if the values of an individual company or multiple companies in the portfolio differ from the Adviser’s assessment of the company’s intrinsic worth.  The value of the Fund’s long portfolio could also decrease if the stock market declines regardless of how well individual companies perform.  Conversely, the value of the Fund’s short positions may decrease if the stock market rises, regardless of how well individual companies perform.  If the value of the Fund’s portfolio decreases, the Fund’s net asset value (“NAV”) will also decrease, which means if you sell your shares in the Fund you may lose money.

Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

Common Stock Risk.  Common stocks are susceptible to general stock market fluctuations.  The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer’s products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, market liquidity and investor perceptions.  Investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction;

6

and global or regional political, economic and banking crises.  If you held common stock, or common stock equivalents, of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

Large-Cap and Mid-Cap Stock Risk.  The Fund principally invests in mid- to large-capitalization companies.  Although diminished in companies with larger market capitalizations, the risks of investing in companies of any size include business failure and reliance on erroneous reports.  Stocks of mid-cap companies involve greater risk than large-cap companies.  Mid-cap companies often have narrower markets and limited product lines and financial resources compared to larger, more established companies.  Mid-cap companies may also be dependent on a limited management group.  As a result, mid-cap companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.  Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, most established companies or the market averages in general.  You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Short Sales Risk.  A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price.  In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price.  A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price.  If this occurs at a time that other short sellers of the same security also want to close out their positions, a “short squeeze” can occur.  A short squeeze occurs when demand is greater than supply for the stock sold short.  A short squeeze makes it more likely that the Fund will have to cover its short sale at an unfavorable price.  If that happens, the Fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.  The Fund’s losses are potentially unlimited in a short sale transaction.

Leverage Risk.  The use of borrowing for investment purposes, commonly referred to as “leveraging,” by the Fund involves special risk considerations that may not be associated with other funds having similar investment policies.  Because substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds.  In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.  The interest that the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains.  Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Foreign Securities Risk.  The Fund may invest in the securities of foreign issuers that are traded on U.S. exchanges or in ADRs.  Securities of foreign issuers, even when dollar-denominated and publicly traded in the U.S., may involve risks not associated with the securities of domestic issuers that can increase the potential for losses.  These include:  exposure to potentially adverse local, political and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards.

ETF Risk.  The Fund may invest in ETFs.  An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies and policies.   The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the underlying investments owned by the ETF go down.  As a shareholder of an ETF, the Fund would bear its pro rata portion of the ETF’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation.  The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying investments and due to supply

7

and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs).  Investing in ETFs that use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments expose the Fund to potentially dramatic changes (losses) in the value of its portfolio holdings.  Such techniques may include short sales or other techniques that are intended to provide inverse exposure to a particular market or other asset class.

Illiquid Securities Risk.  The Fund may invest in securities which are not readily marketable, including privately placed securities.  The Fund may find it difficult to readily dispose of illiquid investments in the ordinary course of business.  The Fund may be unable to sell illiquid securities at market value or may be forced to sell at a discount.  In addition, illiquid investments may not have an established trading market.  In the absence of an established trading market, the Adviser will value such investments consistent with valuation procedures approved by the Board.

MORE DETAILED INFORMATION ABOUT THE FUND, ITS POLICIES AND RISKS CAN BE FOUND IN THE FUND’S STATEMENT OF ADDITIONAL INFORMATION (“SAI”).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report in being made and such reports are filed on Form N-CSR for the second and fourth fiscal quarters.  The Fund also discloses its portfolio holdings on Form N-Q, which is filed with SEC no later than 60 days after the close of the Fund’s first and third fiscal quarters.  These required filings are publicly available on the SEC’s website at www.sec.gov.  Therefore, portfolio holdings of the Fund are generally made publicly available no later than 60 days after the close of each of the Fund’s fiscal quarters.  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUND

Investment Adviser

The Fund is managed by Nakoma Capital Management, LLC.  The Adviser was organized in 1999 and its principal place of business is located at 8040 Excelsior Drive, Suite 401, Madison, Wisconsin 53717.  The Adviser is registered as an investment adviser with the SEC.

Subject to policies adopted by the Board, the Adviser directs the purchase or sale of investment securities in the day-to-day management of the Fund’s investment portfolios.  The Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Fund and maintaining its organization.  The Fund pays the Adviser an annual advisory fee, in monthly installments, of 1.50% of the Fund’s average daily net assets.

A description of the basis for the Board approving the investment advisory contract with the Adviser is available in the Fund’s semi-annual report for the period ended November 30, 2010.

The Adviser may act as an investment adviser to other persons, firms, corporations and private investment funds.  The Adviser may receive management fees that may be higher or lower than the advisory fees it receives from the Fund.  Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund.  The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund.  If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity.  It is the Adviser’s policy to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.  Aggregated trades (i.e., purchases or sales of the same security, on the same day, at the same proximate time, and using the same broker-dealer) are generally averaged as to price, and transaction costs are shared pro rata in proportion to their assets at the time the order is executed.  In this way, all clients are provided the same percentage of participation in the opportunity.  Adjustments may be made to reflect differing client characteristics and investment objectives, such as allocating a smaller percentage of a more volatile opportunity to clients with a lower risk tolerance.

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Portfolio Managers

Daniel S. Pickett is primarily responsible for the management of the Fund’s portfolio and he has had responsibility for the day-to-day management of the Fund since its inception, which includes analyzing portfolio holdings and daily portfolio reports; applying concepts and techniques to identify, analyze, select and manage assets to meet the Fund’s investment objectives; overseeing research staff; and having final authority over all decisions relating to the Fund’s portfolio.  Mark A. Fedenia is also a portfolio manager of the Fund.

Mr. Pickett joined the Adviser in 2003 and serves as Managing Director and Chief Investment Officer.  Prior to joining the Adviser, he served as Managing Director and Director of Research for Southridge Capital Management, a Connecticut hedge fund firm, from 1997 to 2002.  From 1988 to 1997, Mr. Pickett was Portfolio Manager and Director of Research at Columbus Circle Investors, an institutional money management firm.  From 1986 to 1988, he served in the Equity Research Department of American Family Insurance Group.

Mr. Fedenia joined the Adviser in 2003 and serves as Managing Director and Portfolio Manager.  Mr. Fedenia is also a tenured member of the Finance Department at the University of Wisconsin-Madison where he has taught since 1986.  From 1986 to 2007, Mr. Fedenia was the Director of the Applied Security Analysis Program at the University.  From 1998 to 2000, Mr. Fedenia was a portfolio manager for PFP Management Company LLC, the general partner of an investment partnership.  From 2000 to 2002, Mr. Fedenia developed portfolio accounting systems for Southridge Capital Management.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts that they each manage and their ownership of Fund shares.

Proposed Reorganization

On August 17, 2011, the Board approved the reorganization of the Fund into the Schooner Global Absolute Return Fund (the “Schooner Global Absolute Return Fund”), a series of Trust for Professional Managers (“TPM”).  The Board of Trustees of TPM approved the reorganization on August 30, 2011.

Schooner Investment Group, LLC (“Schooner”) serves as the investment adviser to the Schooner Global Absolute Return Fund.  Both the Fund and the Schooner Global Absolute Return Fund have an absolute return investment objective.

Under the terms of the Agreement and Plan of Reorganization approved by each Board of Trustees, shares held by Fund shareholders will be exchanged for shares of the Schooner Global Absolute Return Fund at the closing of the reorganization.  At the same time assets held by, and liabilities of, the Fund will be transferred to the Schooner Global Absolute Return Fund.  Shareholders may, however, purchase and redeem shares of the Fund in the ordinary course until the last business day before the closing.  Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the Schooner Global Absolute Return Fund received in connection with the reorganization.

As a result of the reorganization, each shareholder of the Fund will become a shareholder of the Schooner Global Absolute Return Fund and will receive shares of the Schooner Global Absolute Return Fund of equal value to their shares in the Fund.  It is expected that the reorganization will be treated as a tax-free reorganization for federal tax purposes.

Prior to the reorganization, which is expected to occur on or about November 4, 2011, the Adviser will continue to manage the Fund in the ordinary course.

Shareholder approval is not required to effect the reorganization, but Fund shareholders will receive an information statement/prospectus that provides information on the Schooner Global Absolute Return Fund and the terms of the reorganization.

SHAREHOLDER INFORMATION

This section discusses how to buy, sell or redeem shares of the Fund.  References in this section to “in good order” mean that all information or other steps required in connection with a particular transaction have been provided or completed.

9

Buying Shares

Minimum Individual Purchase Amount:

	Minimum Purchase Amount
	Initial	Additional
Regular accounts	$1,000	$100
Automatic investment plans	$1,000	$100
IRAs	$1,000	$100

The Fund, in its discretion, may waive the minimum purchase amount.

PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF THE FUND IF THEY ARE ELIGIBLE FOR SALE IN YOUR STATE OR JURISDICTION.

Payments to Investment Professionals and Financial Institutions

The Adviser may compensate investment professionals and financial institutions (together, “institutions”) out of its own resources in connection with the sale or retention of Fund shares and/or in exchange for sales and/or administrative services performed on behalf of the institution’s customers.  These payments may create an incentive for the institution or its employees or associated persons to recommend or sell shares of the Fund to you.  These payments are not reflected in the fees and expenses listed in the “Fees and Expenses of the Fund” table, above, because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of shares that the institution sells or may sell, the value of the assets invested in the Fund by the institution’s customers, reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in Fund shares), lump sum payment for services provided, the type and nature of services or support furnished by the institution, and/or other measures as determined from time to time by the Adviser.  Certain institutions may also receive payments in recognition of sub-accounting, recordkeeping or other services they provide to shareholders who invest in the Fund.

You can ask your institution for information about any payments it receives from the Adviser and any services your institution provides, as well as about fees and/or commissions your institution charges.  You can also find more details about payments made by the Adviser in the SAI.

Although the Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

Information About Your Account

The Fund is a no-load fund, which means that you may purchase or redeem shares directly at their NAV without paying a sales charge.  However, you may be charged a fee or have higher investment minimums if you buy or sell shares through a securities dealer, bank or financial institution.

Anti-Money Laundering Program

Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under federal law.  The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities.  In this regard, the Fund reserves the right, to the extent permitted by law, to:  (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close an account in cases of threatening conduct or suspected fraudulent or illegal activity.  These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.  If an account is closed at the request of governmental or law enforcement authority, the shareholder may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.  When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you.

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If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker or financial adviser.  If the Fund cannot obtain the required information within a timeframe established in the Fund’s sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in good order.  The Fund may reject your application under its anti-money laundering compliance program.  If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in the Fund’s sole discretion.  If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your check clears the bank.  If your account is closed, you may realize a gain or loss on Fund shares and will be subject to any related taxes.

Limitations on Purchases and Market Timing

Market Timing Generally

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  It is the Fund’s policy to discourage short-term or frequent trading, often referred to as “market timing.”  Frequent trading in the Fund, such as by traders seeking short-term profits from market momentum and other timing strategies, may interfere with the management of the Fund’s portfolio and result in increased administrative and brokerage costs and potential dilution in the value of shares.  As money is moved in and out, the Fund may incur expenses related to buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Specifically, focus is placed on identifying redemption transactions that may be harmful to the Fund or its shareholders if they are frequent.  These transactions are analyzed for offsetting purchases within a predetermined period of time.  If frequent trading trends are detected, an appropriate course of action is taken, which course of action will be determined by consideration of, among other things, shareholder account transaction history.  The Fund will not accommodate short-term or frequent trading of Fund shares and the Fund reserves the right to restrict or reject, without any prior notice, any purchase or exchange order, including transactions that, in the judgment of the Adviser, represent excessive trading, may be disruptive to the management of the Fund’s portfolio, may increase the Fund’s transaction costs, administrative costs or taxes, and those that may otherwise be detrimental to the interests of the Fund and its shareholders.  The Fund also reserves the right to refuse, restrict or cancel purchase orders not accompanied by payment and to take such other actions in response to potential market timing activity as are described below.

Market Timing Consequences

If information regarding your trading activity in the Fund is brought to the attention of the Adviser, and based on that information, the Fund or the Adviser in their sole discretion conclude that your trading may be detrimental to the Fund, the Fund may temporarily or permanently bar your future purchases in the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).  You will receive a notice from the Fund indicating the restrictions placed on your account and thereafter you will be notified within one business day after any rejection of a purchase or redemption request.

The Fund may refuse to sell shares to persons determined by the Fund to be potential market timers, even if any pre-determined limitations established on behalf of the Fund have not been reached.  You will be notified within one business day after any rejection of a purchase order.

Market Timing and Redemptions Through Financial Intermediaries

You are an investor subject to the Fund’s policies and procedures regarding frequent trading, whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an investment adviser, an administrator or trustee of a retirement plan that maintains a master account (an “Omnibus Account”) with the Fund for trading on behalf of its customers.

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Risks From Market Timers

Depending on various factors, including the size of the Fund, the amount of assets the Adviser typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund’s portfolio, increase the Fund’s transaction costs, administrative costs and taxes and/or impact Fund performance.

The Fund is currently using several methods to reduce the risks associated with market timing.  These methods include:

–

committing staff to periodically review trading activity in order to identify trading activity that may be contrary to the Fund’s policies regarding frequent trading; and

–

seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.  There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts.  The Fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices.  In this regard, the Fund will enter into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through Omnibus Accounts.  The Fund will use this information to attempt to identify abusive trading practices.  Financial intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies.  However, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through Omnibus Accounts.  As a result, while the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

Involuntary Redemptions

The Fund reserves the right to close your account and redeem your shares involuntarily:  (i) if the account value falls below the Fund’s minimum account level ($500); (ii) to reimburse the Fund for any loss sustained by reason of a failure to make full payment for shares purchased; (iii) to collect any charge relating to transactions effected for the benefit of your account which charge is applicable to the Fund’s shares as provided herein; (iv) if you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed by the Adviser to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law; or (v) for other good reasons as determined by the Adviser.

How to Invest in the Fund

Purchasing Shares

How to Purchase Shares from the Fund:

1.

Read this Prospectus carefully.

2.

Determine how much you want to invest keeping in mind the following minimums:

a.

Initial Investments

•

All Accounts

$ 1,000

b.

Additional Investments

•

Reinvestment of distributions

No Minimum

•

Automatic investment plan

$ 100

•

All other accounts

$ 100

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3.

Complete the Purchase Application accompanying this Prospectus, carefully following the instructions.  For additional investments, complete the reorder form attached to your confirmation statements (the Fund has additional reorder forms if you need them).  If you have any questions, please call 1-866-6NAKOMA (1-866-662-5662).

4.

Make your check payable to “Nakoma Absolute Return Fund.”  All checks must be drawn on U.S. banks.  The Fund will not accept cash or third party checks, money orders, traveler’s checks, credit cards, credit card checks or other checks deemed to be high risk.  The Fund’s transfer agent, UMB Fund Services, Inc. (“UMBFS”), will charge a $20 fee against a shareholder’s account for any payment check or automated clearing house (ACH) network transfer returned for any reason.  The Fund reserves the right to reject any purchase order for shares of the Fund.

5.

Send the application and check to:

By First Class Mail

Nakoma Absolute Return Fund
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175

By Overnight Delivery Service or Registered Mail

Nakoma Absolute Return Fund
c/o UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233-2301

Please do not send letters by overnight delivery service or registered mail to the P.O. Box address.

6.

Purchase orders received in good order by the Fund as of the close of regular trading of the New York Stock Exchange (the “NYSE”) (typically 4:00 p.m., Eastern Time) will receive that day’s NAV, and purchase orders received in good order by the Fund after market close, will receive the next day’s NAV.  Shareholders buying or selling through non-authorized agents will receive the NAV next calculated after the Fund receives the order.

7.

To purchase shares by wire, UMBFS must have received a completed application and issued an account number.  If you wish to open an account by wire, please call 1-866-6NAKOMA (1-866-662-5662) prior to wiring funds.  You should wire funds to:

UMB Bank, n.a.
ABA #101000695
For credit to Nakoma Absolute Return Fund
Account #  9871418286
For further credit to:

{Investor Account # _______}
{Name or Account Registration}
{Social Security or Taxpayer Identification Number}

Please remember that UMB Bank, n.a. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing.  The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or federal reserve wire system, or from incomplete wiring instructions.

Purchasing Shares From Broker-Dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Fund.  These broker-dealers may charge investors a fee either at the time of purchase or redemption.  The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser.

The Fund may enter into agreements with broker-dealers, financial institutions or other service providers (collectively, “Servicing Agents” and each, a “Servicing Agent”) that may include the Fund as an investment alternative in the programs they offer or administer.  Servicing Agents may:

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•

Become shareholders of record of the Fund.  This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agents.  This also means that purchases made through Servicing Agents may not be subject to the minimum purchase requirements of the Fund.

•

Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

•

Charge fees for the services they provide to their customers.  Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•

Be authorized to accept purchase orders on behalf of the Fund (and designate other Servicing Agents to accept purchase orders on the Fund’s behalf).  If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before market close will receive that day’s NAV, and all purchase orders received in good order by the Servicing Agent (or its designee) after market close will receive the next day’s NAV.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent.  When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis.  If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

If you purchase shares through a third party that is not authorized to accept purchases on behalf of the Fund, you will receive the NAV next calculated after the Fund receives the order from such third party.

Automatic Investment Plan

You can open an automatic investment plan with an initial investment of $1,000 and a minimum of $100 per transaction after you start your plan.  On the day you select (you may choose the 5th, 10th, 15th, 20th or 25th of the month), the amount you select is automatically transferred from your checking or savings account.  There is no fee for this service, but if your purchase is rejected for any reason, you will be charged $20, your purchase will be cancelled and you will be responsible for any resulting losses to the Fund.  You can terminate the automatic investment plan at any time by calling UMBFS at least five business days before your next scheduled withdrawal date.  Your automatic investment plan will be terminated in the event two successive mailings we send to you are returned by the U.S. Post Office as undeliverable.  If this occurs, you must contact shareholder services to reinstate your automatic investment plan.  Certain changes to the plan upon reinstatement will require a Medallion signature guarantee.

Retirement Accounts

For information on establishing IRA accounts, please call 1-866-6NAKOMA (1-866-662-5662).  A $15 fee is charged annually for the maintenance of each such account.  Additionally, UMBFS charges a distribution fee of $7.50 for each redemption from an IRA account and an additional $15 fee for each payment by wire of redemption proceeds from an IRA account.  If you request that your redemption proceeds be sent via overnight delivery, UMBFS will deduct an additional $15 from your account or redemption proceeds to cover the associated costs.

Traditional IRAs:  An individual retirement account.  Your contribution may or may not be deductible depending upon your circumstances.  Assets can grow tax-free and distributions are taxable as income.

Roth IRAs:  An IRA with non-deductible contributions, and tax-free growth of assets and tax-free distributions for qualified distributions.

Other Information about Purchasing Shares of the Fund

The Fund may reject any purchase application for any reason.  The Fund may accept purchase orders by telephone.  The Fund will not issue certificates evidencing shares.  Investors will receive a written confirmation for all purchases of shares.

14

Redeeming Shares

How to Redeem (Sell) Shares:

1.

Prepare a letter of instruction containing:

•

the name of the Fund;

•

account number(s);

•

the dollar amount or number of shares being redeemed;

•

the name(s) on the account;

•

daytime phone number; and

•

additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity.  Please contact shareholder services in advance at 1-866-6NAKOMA (1-866-662-5662) if you have any questions.

2.

Sign the letter of instruction exactly as the shares are registered.  Joint ownership accounts must be signed by all owners.

3.

Obtain a Medallion signature guarantee in the following situations:

•

The redemption request exceeds $50,000;

•

The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered;

•

The redemption proceeds are to be sent to an address other than the address of record; or

•

The Fund receives the redemption request within 30 business days of an address change.

Medallion signature guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association.  Participants are typically U.S. commercial banks or trust companies, brokerage firms that are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or members of the NYSE.  A notarized signature is not an acceptable substitute for a Medallion signature guarantee.

4.

Send the letter of instruction to:

By First Class Mail

Nakoma Absolute Return Fund
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175

By Overnight Delivery Service or Registered Mail

Nakoma Absolute Return Fund
c/o UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233-2301

Please do not send letters of instruction by overnight delivery service or registered mail to the P.O. Box address.

How to Redeem (Sell) Shares by Telephone

You automatically have the privilege to redeem shares by telephone unless you have declined this option on your purchase application.  Call 1-866-6NAKOMA (1-866-662-5662), between 7:00 a.m. and 7:00 p.m., Central Time.  You may redeem no more than $50,000.

15

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent.  Contact the Servicing Agent for instructions on how to do so.

Redemption Price

•

The redemption price per share you receive for redemption requests is the next determined NAV after shareholder services receives your written request in good order with all required information.

•

If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m., Eastern Time, will receive that day’s NAV, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m., Eastern Time, will receive the next day’s NAV.

•

If you redeem shares through a third party that is not authorized to accept redemptions on behalf of the Fund, you will receive the NAV next calculated after the Fund receives the order from such third party.

Payment of Redemption Proceeds

•

When shareholders redeem shares other than through Servicing Agents, shareholder services will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in good order with all required information, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either electronic funds transfer or wire.  An electronic funds transfer generally takes up to three business days to reach the shareholder’s account whereas shareholder services generally wires redemption proceeds on the business day following the calculation of the redemption price.  However, shareholder services may pay the proceeds of a redemption on a date no later than the seventh day after the redemption request.

•

For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

Other Redemption Considerations

When redeeming shares of the Fund, shareholders should consider the following:

•

The redemption may result in a taxable gain.

•

As permitted by the 1940 Act, the Fund may delay the payment of redemption proceeds for up to seven days in all cases.  It is the Fund’s normal procedure to either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in good order with all required information or, if elected by the investor, transfer the redemption proceeds to a designated bank account by electronic funds transfer or wire.

•

If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

•

The Fund currently charges $15 for each wire redemption but does not charge a fee for electronic funds transfers.

•

The Fund may pay redemption requests “in kind.”  This means that the Fund may pay redemption requests entirely or partially with liquid securities rather than cash.  Shareholders who receive a redemption “in kind” may incur costs to dispose of such securities.

OTHER FUND AND ACCOUNTING POLICIES

Calculating Share Price

The price at which you buy or sell Fund shares is the net asset per share price or NAV.  The NAV is calculated by adding the value of the Fund’s investments, cash and other assets, deducting liabilities, and then dividing that amount by the total number of shares outstanding.  The NAV is calculated at the close of regular trading of the NYSE (normally 4:00 p.m., Eastern Time) each business day the NYSE is open.  It is not calculated on days the NYSE is closed for trading.  The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor

16

Day, Thanksgiving Day and Christmas Day.  Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.  The price for a purchase or redemption of fund shares is the NAV next calculated after receipt of your request.

Valuation of Portfolio Securities and Use of Fair Value Pricing

The Fund’s assets are generally valued at their market value.  If market prices are unavailable, or if an event occurs after the closing of the trading market on which an asset principally trades and before the time the Fund calculates its NAV, assets may be valued at their fair value.  Investments in other registered mutual funds, if any, are valued based on the NAV of those mutual funds, which may use fair value pricing as discussed in their prospectuses.  Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in good order.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE.  The value of these securities used in computing the NAV is determined as of such times.  Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV.  The Fund may rely on third-party pricing vendors to monitor for events materially affecting the value of these securities during this period.  If an event occurs, the third-party pricing vendors will provide revised values to the Fund.

Since the Fund may invest in securities that are relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities.  The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, and thinly traded or illiquid securities).  The Board has established a valuation committee and has delegated responsibility for fair valuation of securities to the valuation committee.  The valuation committee, whose members are comprised of two representatives from the Adviser and two representatives from UMBFS, makes fair value determinations on behalf of the Board pursuant to the Fund’s valuation and liquidity procedures.  Some methods for valuing these securities may include:  fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

Statements, Reports and Prospectuses

You will receive quarterly account statements that show all your account transactions during the quarter.  You also will receive written notification after each transaction affecting your account.  You also will receive the Fund’s financial reports every six months as well as an annual updated prospectus.

Investment Representative Account Access

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

Joint Accounts

Unless you specify a different registration, shares issued to two or more owners are registered as “joint tenants with rights of survivorship” (shown as “Jt Ten” on your account statement).  To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

17

Additional Policies

Please note that the Fund maintains additional policies and reserves certain rights, including:

•

The Fund may restrict, reject or cancel any purchase orders.

•

The Fund may modify, suspend, or terminate telephone/online privileges at any time.

•

The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

•

Normally, redemption proceeds are paid out by the next business day, but payment may take up to seven days if making immediate payment would adversely affect the Fund.

•

In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

•

For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the Adviser determines it is in the best interest of the Fund, consistent with applicable law.

•

You may only buy shares of the Fund if they are eligible for sale in your state or jurisdiction.

•

To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DISTRIBUTIONS AND TAXES

Distributions

To avoid federal taxation of the Fund, the Internal Revenue Code of 1986, as amended (the “Code”), requires the Fund to distribute all or substantially all of its net investment company taxable income (generally including, but not limited to, dividends, interest payments with respect to securities loans, short-term capital gains from the sale of stock or securities, and other income derived with respect to the Fund’s investment business) and any net capital gains (generally, the excess of the Fund’s net long-term capital gains over net short-term capital losses) realized on its investments at least annually.  Distributions of the Fund’s net investment company taxable income will generally be taxed as ordinary income.  The Fund will not designate any distribution as a “short-term capital gain” distribution, and any non-U.S. shareholder that would otherwise be able to exclude short-term capital gain from its U.S. taxable income will not be entitled to such an exclusion for any of the Fund’s income from net realized short-term capital gains.

The Fund may designate certain distributions of net investment company taxable income as attributable to “qualified dividend income,” which is currently subject to the reduced rates of taxation applicable to long-term capital gains, provided the shareholder and the Fund meet certain holding period requirements.  However, because the principal investment goal of the Fund is to invest in both long and short positions in equity securities, it is anticipated that a smaller portion of the Fund’s distributions of net investment company taxable income will be qualified dividend income eligible for taxation at long-term capital gain rates (for individuals) than if the Fund invested in only long positions in equity securities.  Furthermore, the current federal tax provisions applicable to “qualified dividends” are scheduled to expire for tax years beginning after December 31, 2012.

Distributions of net capital gains are taxed at long-term capital gain rates, regardless of how long you have held shares of the Fund.  Currently, for non-corporate U.S. shareholders, the maximum federal tax rate on ordinary income is 35%, while the maximum federal tax rate on long-term capital gains is 15%.  However, in 2013 the maximum federal tax rate on ordinary income is scheduled to increase to 39.6% and the maximum federal tax rate on long-term capital gains is scheduled to increase to 20%.

You have two distribution options:

•

Automatic Reinvestment Option – Both distributions of net investment company taxable income and capital gains will be reinvested in additional shares of the Fund.

•

All Cash Option – Both distributions of net investment company taxable income and capital gains will be paid in cash.

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The distribution option you select will not affect the federal income tax treatment of distributions to you; in either event, you will be treated for federal income tax purposes as if you had received distributions in cash.

You may make your distribution election on the Purchase Application.  If you do not specify a distribution election, all distributions of net investment company taxable income and capital gains will be reinvested in additional shares of the Fund.  You may change your election by writing to UMBFS or by calling 1-866-6NAKOMA (1-866-662-5662).

Distribution Schedule

Distributions of net investment company taxable income and capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well.  For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades.  Please consult your intermediary for details.

How Distributions Affect the Fund’s NAV

Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held.  Undistributed net investment company taxable income and net capital gains are included in the Fund’s daily NAV.  The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations.  For example, assume that on December 31, the Fund declared a distribution in the amount of $0.25 per share.  If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations.  You should be aware that distributions from a mutual fund do not increase the value of your investment and may create income tax obligations.

“Buying a Distribution”

If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution.  This is referred to as “buying a distribution.”  In the above example, if you bought shares on December 30, you would have paid $10.00 per share.  On December 31, the Fund would pay you $0.25 per share as a distribution and your shares would now be worth $9.75 per share.  Unless your account is set up as a tax-deferred account, distributions paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in the Fund’s NAV, whether or not you reinvested the distributions.  Before buying shares of the Fund close to year-end, you should consult with your financial intermediary as to potential tax consequences of any distributions that may be paid shortly after purchase.  For your convenience, Fund distributions of net investment company taxable income and net capital gains are automatically reinvested in the Fund.  To receive distributions in cash, contact your financial intermediary.  Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

Taxes

The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund.  You should consult your own tax adviser if you have any questions.  Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

As with any investment, you should consider the tax consequences of investing in the Fund.  Any time you sell or exchange shares of the Fund in a taxable account, it is considered a taxable event.  For federal income tax purposes, an exchange is treated the same as a sale.  Depending on your adjusted basis in the shares you sell or exchange and the proceeds of the sale or exchange, you may have a taxable capital gain or loss, for federal income tax purposes, on the transaction; whether the capital gain or loss is long-term or short-term generally depends on how long you owned the shares.  Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any amounts treated as distributions of net long-term capital gain received on such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.  Any tax liabilities generated by your transactions are your responsibility.

Taxes on Distributions

Fund distributions are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund.  When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the

19

security.  In certain states, a portion of the distributions (depending on the sources of the Fund’s income) may be exempt from state and local taxes.  The Fund’s net investment company taxable income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments.  As a result, although the Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date.  Account tax information will be made available to shareholders on or before January 31st of each year.  Information regarding distributions may also be reported to the Internal Revenue Service (the “IRS”).

Distributions of net investment company taxable income and net capital gains made by the Fund with respect to shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan, but may be taxable upon withdrawal.

The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemptions payable to certain shareholders who fail to provide their correct taxpayer identification number or fail to make certain required certifications, or whom the IRS identifies to the Fund as being subject to backup withholding.  The backup withholding rate, currently 28%, but scheduled to increase to 31% in 2013, is applied on distributions to and redemptions of such shareholders.

Taxation of the Fund

Certain of the Fund’s transactions involving short sales, futures, options, swap agreements, hedged investments and other similar transactions, if any, may be subject to special provisions of the Code that, among other things, may affect the character, amount and timing of distributions to shareholders.  The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.

The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Code to qualify as a regulated investment company.  If the Fund fails to meet these requirements, it may be subject to tax on its taxable income at corporate rates, and the Fund’s distribution to shareholders would generally also be subject to tax, so that in such case it would be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than indirectly owning the underlying investments through the Fund.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period from December 18, 2006 (the Fund commenced operations on August 23, 2006, but did not begin investing in line with its investment objectives until December 18, 2006) to May 31, 2007, and the fiscal years ended May 31, 2008, 2009, 2010 and 2011.  Certain information reflects financial results for a single Fund share outstanding for the entire period.  The total return presented in the table represents the rate that an investor would have earned on an investment in the Fund for the stated period (assuming reinvestment of all Fund distributions).  These financial highlights have been audited by Cohen Fund Audit Services, Ltd., the independent registered public accounting firm of the Fund, whose report, together with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

For the Period Ended May 31:

	2011		2010	2009		2008		2007*
Net Asset Value, Beginning of Period	$19.43		$21.32	$21.18		$21.19		$20.00

Income From Investment Operations
Net investment income (loss)	(1.50)		(0.49)	(0.26)		(0.16)		0.11
Net realized and unrealized gain (loss) on investments and securities sold short	0.21	(1)	(1.40)	0.40	(1)	0.20	(1)	1.11
Total income from investment operations	(1.29)		(1.89)	0.14		0.04		1.22

Less Distributions
Net investment income	-		-	-		(0.02)		(0.03)
Return of capital	-		-	-		(0.03)		-
Total distributions	-		-	-		(0.05)		(0.03)

Net Asset Value, End of Period	$18.14		$19.43	$21.32		$21.18		$21.19

Total Return(2)	(6.64)%		(8.86)%	0.66%		0.18%		5.95%	(3)(4)

Supplemental Data and Ratios
Net assets, end of period (in thousands)	$40,173		$173,335	$231,895		$109,402		$16,687
Ratio of expenses to average net assets, excluding dividend and interest expense on securities sold short, after waived or recaptured fees	1.99%	(5)	1.85%	1.86%	(5)	1.99%	(5)	1.99%	(5)(6)
Ratio of dividend and interest expense on securities sold short to average net assets	0.98%		0.79%	0.69%		0.62%		0.46%	(6)
Ratio of expenses to average net assets, including dividend and interest expense on securities sold short, after waived or recaptured fees	2.97%	(5)	2.64%	2.55%	(5)	2.61%	(5)	2.45%	(5)(6)
Ratio of expenses to average net assets, before waived or recaptured fees	3.12%		2.64%	2.48%		2.57%		5.73%	(6)
Ratio of net investment income (loss) to average net assets, after waived or recaptured fees	(2.34)%	(5)	(1.99)%	(1.79)%	(5)	(0.59)%	(5)	1.41%	(5)(6)
Ratio of net investment loss to average net assets, before waived or recaptured fees	(2.49)%		(1.99)%	(1.72)%		(0.55)%		(1.87)%	(6)
Portfolio turnover rate—long positions, excluding short positions	120%		126%	115%		124%		18%	(3)

______________

(1)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period.

(2)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of Fund distributions.

(3)

Not annualized.

(4)

Represents performance beginning on the first day of security trading (December 18, 2006).

(5)

Reflects the Adviser’s waiver or recapture of a portion of its management fees and/or other operating expenses.

(6)

Annualized.

*

The Fund commenced operations on August 23, 2006.  The Fund began investing in line with its investment objectives on December 18, 2006.

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ADDITIONAL INFORMATION

If you want more information about the Fund, the following documents are available without charge, upon request:

Shareholder Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  The Fund’s annual report to shareholders includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

The SAI of the Fund provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated by reference into this Prospectus.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

How to Obtain Documents

You may obtain free copies of the Fund’s annual and semi-annual reports and the SAI, request other information or make general inquiries about the Fund by calling the Fund toll-free at 1-866-6Nakoma (1-866-662-5662), by accessing the Fund’s internet website at www.nakomafunds.com, or by writing to:

Nakoma Absolute Return Fund
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI  53201-2175

You may also review and copy information about the Fund, including shareholder reports and the SAI, at the SEC’s Public Reference Room in Washington, D.C.  You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-202-551-8090.  You may obtain copies of reports and other information about the Fund upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520; or for free by accessing the EDGAR Database on the SEC’s website at www.sec.gov.

Nakoma Mutual Fund’s 1940 Act File Number is 811-21865

NAKOMA MUTUAL FUNDS

Nakoma Absolute Return Fund
(Ticker Symbol:  NARFX)

Statement of Additional Information

September 23, 2011

This Statement of Additional Information (the “SAI”) is not a prospectus.  It contains information in addition to the information in the Fund’s Prospectus.  The Fund’s Prospectus, dated
September 23, 2011 (the “Prospectus”), which may be supplemented from time to time, contains the basic information you should know before investing in the Fund.  You should read this SAI together with the Fund’s Prospectus.  The Fund’s audited financial statements for the fiscal year ended May 31, 2011 are incorporated herein by reference to the Fund’s annual report to shareholders for the year ended May 31, 2011.

For a free copy of the current Prospectus or the Fund’s annual report to shareholders, contact your investment representative, call the Fund toll-free at 1-866-6NAKOMA (1-866-662-5662) or access the Fund’s internet website at www.nakomafunds.com.

FUND HISTORY

The Nakoma Absolute Return Fund (the “Fund”) is a series of Nakoma Mutual Funds (the “Trust”), an open-end, diversified management investment company, commonly called a mutual fund, that was organized as a Delaware statutory trust on March 7, 2006 and is registered with the Securities and Exchange Commission (the “SEC”).  The Fund’s investment adviser is Nakoma Capital Management, LLC (the “Adviser”).

The Fund currently offers one class of shares of common stock.  The Fund may offer additional classes of shares in the future.

Each share represents a proportionate interest in the Fund’s assets.  All shares have the same voting and other rights and preferences.  The shares have noncumulative voting rights.  For elections of members of the Fund’s Board of Trustees (the “Board”), holders of more than 50% of the shares have the ability to elect all of the members of the Board.  If this happens, holders of the remaining shares entitled to vote will not be able to elect anyone to the Board.

Proposed Reorganization

On August 17, 2011, the Board approved the reorganization of the Fund into the Schooner Global Absolute Return Fund (the “Schooner Global Absolute Return Fund”), a series of Trust for Professional Managers (“TPM”).  The Board of Trustees of TPM approved the reorganization on August 30, 2011.

Schooner Investment Group, LLC (“Schooner”) serves as the investment adviser to the Schooner Global Absolute Return Fund.  Both the Fund and the Schooner Global Absolute Return Fund have an absolute return investment objective.

Under the terms of the Agreement and Plan of Reorganization approved by each Board of Trustees, shares held by Fund shareholders will be exchanged for shares of the Schooner Global Absolute Return Fund at the closing of the reorganization.  At the same time assets held by, and liabilities of, the Fund will be transferred to the Schooner Global Absolute Return Fund.  Shareholders may, however, purchase and redeem shares of the Fund in the ordinary course until the last business day before the closing.  Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the Schooner Global Absolute Return Fund received in connection with the reorganization.

As a result of the reorganization, each shareholder of the Fund will become a shareholder of the Schooner Global Absolute Return Fund and will receive shares of the Schooner Global Absolute Return Fund of equal value to their shares in the Fund.  It is expected that the reorganization will be treated as a tax-free reorganization for federal tax purposes.

Prior to the reorganization, which is expected to occur on or about November 4, 2011, the Adviser will continue to manage the Fund in the ordinary course.

Shareholder approval is not required to effect the reorganization, but Fund shareholders will receive an information statement/prospectus that provides information on the Schooner Global Absolute Return Fund and the terms of the reorganization.

INVESTMENT STRATEGIES AND RISKS

Whenever an investment objective, policy or strategy of the Fund discussed in this SAI and in the Prospectus states a maximum (or minimum) percentage of the Fund’s assets that may be invested in any type of security or asset class, the percentage is determined immediately after the Fund’s acquisition of that investment, except with respect to percentage limitations on borrowing and illiquid securities.  In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund’s policies or restrictions.  If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy.  If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental policies.  A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund’s outstanding shares or (ii) 67% or more of the Fund’s shares present at a shareholder meeting if more than 50% of the Fund’s outstanding shares are represented at the meeting in person or by proxy, whichever is less.

Fundamental Investment Policies

The Fund may not:

(1)

Invest 25% or more of the value of its total assets in any particular industry or groups of industries (other than U.S. Government securities and securities of other investment companies).

(2)

Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

(3)

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(4)

Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

(5)

Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

(6)

Borrow money, except in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks (i) for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) for investment purposes in accordance with the Fund’s investment policies.  For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

(7)

Issue senior securities.  For purposes of this restriction, borrowing money in accordance with paragraph (6) above, making loans in accordance with paragraph (4) above, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees’ fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund’s investment policies or within the meaning of paragraph (1) below, are not deemed to be senior securities.

(8)

With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:  (i) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

With respect to Fundamental Investment Policy No. 1, the Fund will rely primarily on the industry and industry group classifications under the Global Industry Classification Standard (“GICS”).  To the extent that the industry classifications under GICS are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with standard industry classifications as published by the SEC.

With respect to Fundamental Investment Policy No. 6, the phrase “in accordance with the Fund’s investment policies” is not intended to incorporate the Fund’s principal investment strategies as part of this fundamental investment policy.

Non-Fundamental Investment Policies

The Board has adopted additional investment restrictions for the Fund.  These restrictions are operating policies of the Fund and may be changed by the Board without shareholder approval.  The additional restrictions adopted by the Board to date include the following:

(1)

The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

(2)

The Fund may not mortgage, pledge, hypothecate or in any manner transfer any securities or other assets owned or held by the Fund except in connection with permitted borrowings and in connection with margin deposits, security interests, liens and collateral arrangements with respect to transactions involving short sales, options, futures contracts and other permitted investment techniques.

(3)

The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.  The Board, or the Adviser acting pursuant to authority delegated by the Board, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933, as amended (the “Securities Act”), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations.  Accordingly, such securities may not be subject to the foregoing limitation.

(4)

The Fund may not invest in companies for the purpose of exercising control of management.

(5)

The Fund may not invest in foreign securities that are not traded in the U.S.

With respect to Non-Fundamental Investment Policy No. 2, “permitted borrowings” means borrowings not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed).

Portfolio Turnover

The Fund expects to have high portfolio turnover, estimated at between approximately 100% and 200%.  Portfolio trading will be undertaken principally to accomplish the Fund’s investment objective.  The Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended (the “Code”) and the Investment Company Act of 1940, as amended (the “1940 Act”), when changes in circumstances or conditions make such a move desirable in light of the Fund’s investment objective.  Therefore, the Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover.

The portfolio turnover rate identifies the amount of trading activity in the Fund’s portfolio.  A turnover rate of 100% would occur, for example, if all of the Fund’s investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently traded.  Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund’s investments, and the investment style of the portfolio managers.  Changes are made in the Fund’s portfolio whenever the portfolio managers believe such changes are desirable.  While the tax consequences of portfolio turnover are considered, the portfolio managers will sell a security or close a short position when they believe it is appropriate to do so, regardless of how long the Fund has held or been short the securities.  Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision.  The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in securities prices.

Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs, and may also result in taxable capital gains, including short-term capital gains that are taxed at ordinary income rates to the extent they are not offset by capital losses, and in the disallowance of a deduction for certain of the Fund’s losses.  Higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance.

For the fiscal years ended May 31, 2010 and 2011, the Fund’s portfolio turnover rate for long positions, excluding short positions, was 126% and 120%, respectively.

Cash Position

As discussed in the Prospectus, the Fund’s cash position may temporarily increase for defensive purposes.  These short-term instruments include:  rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to an advisory fee); and other similar high-quality short-term U.S. dollar-denominated obligations.

Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.  The Fund may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor’s, Fitch or Moody’s, or which have been assigned an equivalent rating by another nationally recognized statistical ratings organization.  The Fund may also invest in commercial paper that is not rated, but that is determined by the Adviser to be of comparable quality to instruments that are so rated.

Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument.  Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded.  Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time.  While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper.  The Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable rate demand obligations (“VRDOs”) are securities in which the interest rate is adjusted at pre-designated periodic intervals.  VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days’ notice or at specified intervals not exceeding 397 calendar days on no more than 30 days’ notice.

Leverage

The Fund may borrow money from banks, up to one-third of its total assets (including the amount borrowed) for investment purposes, as permitted by the 1940 Act.  This practice is known as leverage.  Currently, under the 1940 Act and its fundamental investment limitations, the Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days not including Sundays and holidays) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint.  An increase in the Fund’s percentage of borrowings due to a change in the value or liquidity of portfolio securities which exceeds the Fund’s borrowing limits after three days (not including Sundays and holidays) will be considered a violation of the Fund’s fundamental borrowing policy.  In addition to borrowing for leverage purposes, the Fund may also borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes.  This allows the Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.  However, the Fund’s short sale investments and related margin requirements will reduce the ability of the Fund to borrow money.  Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets and reduce the number of assets available for asset coverage as required under the 1940 Act.  Consequently, it is expected that, under normal market conditions, the Fund’s borrowings will comprise no more than 5% of the Fund’s net assets.  The use of leverage may make any change in the Fund’s net asset value (“NAV”) even greater and thus result in increased volatility of returns.  The Fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral.  Leverage also creates interest expense that may lower the Fund’s overall returns.

Short Sales

A short position is one where the Fund has sold at the current market price a security that it does not own in anticipation of a decline in the market value of the security.  To complete a short sale, the Fund must borrow the security to make delivery to the buyer.  The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan.  To borrow the security, the Fund may also be required to pay a premium to the lender, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the lender to the extent necessary to meet margin requirements, until the short position is closed out.  Depending on the arrangements made with the lender or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the lender.

Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sale proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act.  The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund’s obligation to purchase the security sold short.  If the lender requires the Fund to deposit additional collateral (in addition to the short sale proceeds that the lender holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act.  The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered.  This requirement to segregate assets limits the Fund’s leveraging of its investments and the related risk of losses from leveraging.  The Adviser believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions.

Illiquid Investments

The Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable).  The Board has authorized the Adviser to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Fund.  Under the guidelines established by the Board, the Adviser will consider the following factors:  (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.  In the case of commercial paper, the Adviser will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization.  Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes.

If illiquid securities exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities.  Because illiquid securities may not be readily marketable, the portfolio managers may not be able to dispose of them in a timely manner.  As a result, the Fund may be forced to hold illiquid securities while their price depreciates.  Depreciation in the price of illiquid securities may cause the NAV of the Fund to decline.

Securities Lending

As a non-principal investment strategy, the Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities.  The Fund may seek to earn additional income through securities lending.  There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially.  In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans.  The Fund will not have the right to vote on securities while they are being lent.  However, the Fund may attempt to call back the loan and vote the proxy if time permits.  All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC.  Cash collateral may be invested in affiliated money market funds or other accounts advised by the Adviser to the extent consistent with exemptive relief obtained from the SEC.  Cash collateral may also be invested in unaffiliated money market funds or other accounts.  The Fund will be responsible for the risks associated with the investment of the cash collateral, including the risk that the Fund may lose money on the investment or fail to earn sufficient income to meet its obligation to the borrower.  During the time the securities are on loan, the borrower will pay the Fund any accrued income on those securities.  However, such payments of accrued income will not constitute qualified dividend income and will be taxable as ordinary income.

Zero Coupon, Step Coupon and Pay-In-Kind Securities

As a non-principal investment strategy, and within the parameters of its specific investment policies, the Fund may invest up to 5% of its assets in zero coupon, pay-in-kind and step coupon securities.  Zero coupon bonds are issued and traded at a discount from their face value.  They do not entitle the holder to any periodic payment of interest prior to maturity.  Step coupon bonds trade at a discount from their face value and pay coupon interest.  The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter.  The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.  Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year.  In order to qualify as a “regulated investment company” under Subchapter M of the Code, and the regulations thereunder, the Fund must distribute at least 90% of its investment company taxable income (and to avoid the imposition of certain excise taxes, the Fund must distribute at least 98% of its ordinary income), including the original issue discount accrued on zero coupon or step coupon bonds.  Because the Fund will not receive cash payments on a current basis with respect to accrued original issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under, or to avoid excise taxes imposed by, the Code.  The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur gains or losses on the sale.  Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund.  In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Investment Company Securities, including Exchange-Traded Funds

From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act, and any applicable SEC exemptive orders.  Section 12(d)(1) prohibits the Fund from acquiring:  (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of the Fund’s total assets; or (iii) securities of such other investment company and all other investment companies owned by the Fund having a value in excess of 10% of the Fund’s total assets.  In addition, Section 12(d)(1) prohibits another investment company from selling its shares to the Fund if, after the sale:  (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company.

Investment companies may include exchange-traded funds (“ETFs”).  An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies and policies.  The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the investments owned by the ETF go down.  As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation.  The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs).  Index-based ETFs may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.  Some ETFs have obtained exemptive orders permitting other investment companies, such as the Fund, to acquire their securities in excess of the limits of Section 12(d)(1) of the 1940 Act.

Aggressive ETF Investment Technique Risk.  ETFs may use investment techniques and financial instruments that could be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments.  An ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.  Such instruments, particularly when used to create leverage, may expose the ETF to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.  The use of aggressive investment techniques also exposes an ETF to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying an index-based ETF’s benchmark, including: (1) the risk that an instrument is temporarily mispriced; (2) credit, performance or documentation risk on the amount each ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and an ETF will incur significant losses; (4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust an ETF’s position in a particular instrument when desired.

Inverse Correlation ETF Risk.  ETFs benchmarked to an inverse multiple of an index should lose value as the index or security underlying such ETF’s benchmark is increasing (gaining value) a result that is the opposite from traditional mutual funds.

Leveraged ETF Risk.  Leverage offers a means of magnifying market movements into larger changes in an investment’s value and provides greater investment exposure than an unleveraged investment.  While only certain ETFs employ leverage, many may use leveraged investment techniques for investment purposes.  The ETFs that employ leverage will normally lose more money in adverse market environments than ETFs that do not employ leverage.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer.  ADRs, in registered form, are designed for use in U.S. securities markets.  Unsponsored ADRs may be created without the participation of the foreign issuer.  Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR.  The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  ADRs are generally subject to the same sort of risks as direct investments in a foreign country, such as political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.  The risks of foreign investing are addressed in the Prospectus and herein.

Political and Economic Risk.  Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries.  In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund’s assets from that country.

Regulatory Risk.  There may be less government supervision of foreign markets.  As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

Market Risk.  Foreign securities markets may be less liquid and more volatile than domestic markets.  Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions.  In some foreign markets, there may not be protection against failure by other parties to complete transactions.  Such factors may hinder the Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.

U.S. Government Securities

As a non-principal investment strategy, and to the extent permitted by its investment objective and policies, the Fund may invest in U.S. Government securities.  The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.  U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities.  U.S. Government securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the U.S., Farmers Home Administration, Federal Housing Administration, and the Government National Mortgage Association (“Ginnie Mae”).  In addition, U.S.

Government securities in which the Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and the Federal Home Loan Mortgage Corporation (“Freddie Mac”).  Securities issued by the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Banks, and the Student Loan Marketing Association (“Sallie Mae”) are supported by the discretionary authority of the U.S. Government to purchase the obligations.  Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders.  In September 2008, at the direction of the U.S. Department of the Treasury, Fannie Mae and Freddie Mac were placed into conservatorship under the Federal Housing Finance Agency, a newly created independent regulator.  The U.S. government also took steps to provide additional financial support to Fannie Mae and Freddie Mac.  No assurance can be given that the U.S. Treasury initiatives with respect to Fannie Mae and Freddie Mac will be successful.

There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit.  Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitment.

Futures, Options and Other Derivative Instruments

As a non-principal investment strategy, the Fund may invest in derivative instruments, specifically futures contracts, options on futures contracts, forward contracts, options on foreign currencies, options on securities and Eurodollar instruments, each as discussed below.

Futures Contracts.  The Fund may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, equity or fixed-income securities.  U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market.  Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date.  However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into.  Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and currently may be maintained in cash or certain other liquid assets by the Fund’s custodian or sub-custodian for the benefit of the FCM.  Initial margin payments are similar to good faith deposits or performance bonds.  Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations.  If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis.  The party that has a gain may be entitled to receive all or a portion of this amount.  In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM’s other customers.  The Adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business and by depositing margin payments in a segregated account with the Fund’s custodian or with the FCM.  The FCM may not maintain margin assets with the Fund’s custodian or sub-custodian and is required to hold such accounts directly with the FCM.

The Fund may enter into futures contracts and related options as permitted under CFTC Rule 4.5.  The Fund has claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets.  Therefore, the Fund is not subject to registration and regulation as a “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”).

Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days.  Because the Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.

The Fund may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.  The Fund may also enter into futures contracts to protect the Fund from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security.  For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases.  If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance.  This technique is sometimes known as an anticipatory hedge.  The Fund may also use this technique with respect to an individual company’s stock.  To the extent the Fund enters into futures contracts for this purpose, the segregated assets maintained to cover the Fund’s obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Fund with respect to the futures contracts.  Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position.  Similarly, if the Fund holds an individual company’s stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company’s stock price.  The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If the Fund owns bonds and the portfolio managers expect interest rates to increase, the Fund may take a short position in interest rate futures contracts.  Taking such a position would have much the same effect as the Fund selling bonds in its portfolio.  If interest rates increase as anticipated, the value of the bonds would decline, but the value of the Fund’s interest rate futures contract will increase, thereby keeping the NAV of the Fund from declining as much as it may have otherwise.  If, on the other hand, the portfolio managers expect interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds.  Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions.  First, all participants in the futures market are subject to initial margin and variation margin requirements.  Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted.  Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.  Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers still may not result in a successful use of futures.

Futures contracts entail risks.  Although the Fund believes that the use of such contracts will benefit the Fund, the Fund’s overall performance could be worse than if the Fund had not entered into futures contracts if the portfolio managers’ investment judgment proves incorrect.  For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices instead increase, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions.  This risk may be magnified for single stock futures transactions, as the portfolio managers must predict the direction of the price of an individual stock, as opposed to securities prices generally.  In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.  Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

The prices of futures contracts depend primarily on the value of their underlying instruments.  Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund’s current or potential investments.  The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests – for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities –

which involves a risk that the futures position will not correlate precisely with the performance of the Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund’s investments, such as with a single stock futures contract.  Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract.  Those factors may affect securities prices differently from futures prices.  Imperfect correlations between the Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts.  The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases.  If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund’s other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets.  Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time.  In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day.  On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions.  If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value.  As a result, the Fund’s access to other assets held to cover its futures positions also could be impaired.

Options on Futures Contracts.  The Fund may buy and write put and call options on futures contracts.  An option on a future gives the Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date.  The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security.  As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts.  Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument.  As with the purchase of futures contracts, when the Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract.  If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings.  The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract.  If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying.  If a call or put option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received.  Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, the Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities.  For example, the Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.  The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs.  In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

Forward Contracts.  A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery.  The Fund may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments.  Currently, the Fund does not intend to invest in forward contracts other than forward currency contracts.  Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers.  Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them.  The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes the Fund’s principal uses of forward foreign currency exchange contracts (“forward currency contracts”).  The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund’s assets.  A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency).  The Fund may invest for non-hedging purposes such as seeking to enhance return.  The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (a “transaction hedge”).  The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (a “position hedge”) or by participating in options or futures contracts with respect to the currency.  The Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (an “anticipatory hedge”).  In any of these circumstances, the Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers believe there is a reasonable degree of correlation between movements in the two currencies (a “cross-hedge”).

These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund’s foreign currency denominated portfolio securities.  The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise.  Shifting the Fund’s currency exposure from one foreign currency to another removes the Fund’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if its portfolio managers’ projection of future exchange rates is inaccurate.  Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated.  Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

The Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged.  To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund’s custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund’s commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges.  If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund’s commitments with respect to such contracts.  As an alternative to segregating assets, the Fund may buy call options permitting the Fund to buy the amount of foreign currency being hedged by a forward sale contract or the Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts.  In such event, the Fund’s ability to utilize forward contracts may be restricted.  In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

Options on Foreign Currencies.  The Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized.  For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant.  In order to protect against such diminutions in the value of portfolio securities, the Fund may buy put options on the foreign currency.  If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency.  The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.  As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.  In addition, if currency exchange rates do not move in the direction or to the extent projected, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

The Fund may also write options on foreign currencies.  For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency.  If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium.  As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium.  If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium.  Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Fund may write covered call options on foreign currencies.  A call option written on a foreign currency by the Fund is “covered” if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio.  A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held:  (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with the Fund’s custodian.

The Fund also may write call options on foreign currencies for cross-hedging purposes.  A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option.  Call options on foreign currencies which are entered into for cross-hedging purposes are not covered.  However, in such circumstances, the Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Options on Securities.  In an effort to increase current income and to reduce fluctuations in NAV, the Fund may write covered put and call options and buy put and call options on securities that are traded on U.S. securities exchanges and over-the-counter.  The Fund may write and buy options on the same types of securities that the Fund may purchase directly.

A put option written by the Fund is “covered” if the Fund:  (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Fund’s custodian or (ii) holds a put on the same security and in the same principal amount as the put written, and the exercise price of the put held is equal to or greater than the exercise price of the put written.  The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

A call option written by the Fund is “covered” if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund’s custodian) upon conversion or exchange of other securities held in its portfolio.  A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held:  (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and other liquid assets in a segregated account with its custodian.  The Fund also may write call options that are not covered for cross-hedging purposes.  The Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily.  The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio managers believe that writing the option would achieve the desired hedge.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation.  Whether or not an option expires unexercised, the writer retains the amount of the premium.  This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period.  If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.  If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.”  This is accomplished by buying an option of the same series as the option previously written.  The effect of the purchase is that the writer’s position will be canceled by the clearing corporation.  However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option.  Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.”  This is accomplished by selling an option of the same series as the option previously bought.  There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.  In the case of a written put option, such transaction will permit the Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets.  Effecting a closing transaction also will permit the Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments.  If the Fund desires to sell a particular security from its portfolio on which it has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option.  The Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option.  Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

An option position may be closed out only where a secondary market for an option of the same series exists.  If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit.  If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.  The absence of a liquid secondary market may be due to the following:  (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange (an “Exchange”) on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

The Fund may write options in connection with buy-and-write transactions.  In other words, the Fund may buy a security and then write a call option against that security.  The exercise price of such call will depend upon the expected price movement of the underlying security.  The exercise price of a call option may be below (“in-the-

money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written.  Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period.  Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period.  Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.  If the call options are exercised in such transactions, the Fund’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund’s purchase price of the security and the exercise price.  If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions.  If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund’s gain will be limited to the premium received.  If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.  The Fund may buy put options to hedge against a decline in the value of its portfolio.  By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future.  The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

The Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a non-hedging technique used for purposes such as seeking to enhance return.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts.  The straddle rules of the Code require deferral of certain losses realized on positions of a straddle to the extent that the Fund has unrealized gains in offsetting positions at year end.  The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

Eurodollar Instruments.  The Fund may make investments in Eurodollar instruments.  Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.  The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Additional Risks of Options on Forward Contracts.  Unlike transactions entered into by the Fund in futures contracts, options on forward contracts are not traded on contract markets regulated by the CFTC or by the SEC.  To the contrary, such instruments are traded through financial institutions acting as market-makers.  In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available.  For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.  Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

CFTC Information.  The CFTC, a federal agency, regulates trading activity pursuant to the CEA.  The CFTC requires the registration of a commodity pool operator, which is defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market.  The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which files a notice of eligibility.  The Fund has filed such a notice and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

DISCLOSURE OF PORTFOLIO HOLDINGS

Public Disclosure

The Fund is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis.  This schedule is filed with the Fund’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.  These filings are generally available within 60 days of the end of the Fund’s fiscal quarter.  Until such time as this information is filed, it will be Nonpublic Holdings Information, as defined below, and subject to the Fund’s procedures regarding the disclosure of Nonpublic Holdings Information.

Nonpublic Disclosure

The Board has adopted policies and procedures (the “Disclosure Policies”) that prohibit the release of information concerning portfolio holdings, or information derived therefrom (“Nonpublic Holdings Information”), that has not been made public through SEC filings.  Different exceptions to this prohibition are made depending on the type of third party that receives the Nonpublic Holdings Information.  The Disclosure Policies are designed to prevent the use of portfolio holdings information to trade against the Fund, or otherwise use the information in a way that would harm the Fund, and to prevent selected investors from having nonpublic information that will allow them to make advantageous decisions with respect to purchasing and selling Fund shares.

Disclosure within the Adviser and to Fund Trustees.  Nonpublic Holdings Information and information derived therefrom may be provided to any individuals employed by the Adviser and who have a need to know the information, such as investment, compliance, and operations personnel, without prior approval.  The Adviser’s employees are bound by the Disclosure Policies and by the Adviser’s Code of Ethics, which precludes them from trading on the basis of Nonpublic Holdings Information.

Nonpublic Holdings Information and information derived therefrom also may be provided to Fund trustees and certain Fund service providers, such as counsel, as part of the materials for regular or special Board meetings without prior approval.  These parties have pre-existing fiduciary duties or duties of confidentiality arising from the Fund’s Code of Ethics or from established rules of professional responsibility and ethical conduct.

Disclosure to Fund Service Providers and Prospective Service Providers.  Nonpublic Holdings Information may be provided to organizations that provide or propose to provide services to the Fund, such as custodians, administrators, transfer agents, securities lending agents, outside accountants, outside counsel, proxy voting organizations, financial printers, pricing services and the like, provided that such organization has entered into a written agreement with the Fund to maintain the information in confidence and use the information only for the purpose for which it is provided, and not to trade on the basis of such information.  Before Nonpublic Holdings Information is provided to a new service provider or a prospective service provider, the Fund’s Chief Compliance Officer (the “CCO”) must approve the provision of the information as being made strictly on a need to know basis and in the best interest of the Fund.  Any such determination made during a calendar quarter shall be reported to the Board at the next quarterly meeting.

Disclosure to Investors, Prospective Investors and Investor Consultants.  Nonpublic Holdings Information may not be provided to investors, prospective investors or investor consultants without prior approval of the CCO.  The CCO will only approve such disclosure after (1) concluding that disclosure is in the best interests of the Fund and its shareholders, (2) considering any conflict of interest between the Fund and its shareholders on the one hand and the Adviser and the Adviser’s affiliates on the other hand and (3) the recipient has agreed in writing to maintain the confidentiality of the Nonpublic Holdings Information and not to trade on the basis of any such information that is material nonpublic information.  If the CCO determines that there is a conflict of interest between the Fund and its shareholders on the one hand and the Adviser on the other hand, he or she will approve such disclosure only if he or she determines that such conflict is materially mitigated by the execution of a confidentiality agreement and that, despite such conflict of interest, disclosure is in the best interests of the Fund and its shareholders.  The CCO is responsible for the creation of a written record that states the basis for the conclusion that the disclosure is in the best interests of the Fund and its shareholders and reporting on such disclosure at the next quarterly Board meeting.

Disclosure to Fund Ranking and Ratings Organizations.  Nonpublic Holdings Information may be provided to organizations that provide mutual fund rankings and ratings, such as Morningstar, Lipper, Moody’s, Standard & Poor’s and Thompson Reuters and to entities that provide investment coverage and/or analytical information regarding the Fund’s portfolio, provided that the recipient has entered into a written agreement with the Fund to maintain the information in confidence and use the information only for the purpose for which it is provided, and not to trade on the basis of any such information that is material nonpublic information.

Disclosure as Required by Applicable Law.  Nonpublic Holdings Information may be disclosed to any person as required by applicable laws, rules and regulations.  For example, such information may be disclosed in response to regulatory requests for information or in response to legal process in litigation matters.

Disclosure of Limited Holdings.  Portfolio managers, analysts and other personnel of the Adviser may discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their representatives.  In no case will a material number of portfolio holdings be provided that have not yet been filed with the SEC unless the recipient has agreed in writing to maintain the confidentiality of such information and not to trade on the basis of any such information which is material nonpublic information.  Materiality is a subjective judgment, however, and there is a risk that information deemed immaterial by the portfolio manager, analyst, or other employee of the Adviser could be used in a manner adverse to the Fund and its shareholders.  In addition, brokers and dealers may be provided with individual portfolio holdings in order to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the Fund’s regular pricing services) or in connection with portfolio transactions.

No Compensation or Consideration.  Neither the Fund, nor the Adviser or any trustee, director, officer nor employee of either will solicit or accept any compensation or other consideration in connection with the disclosure of Nonpublic Holdings Information.

The CCO must provide a quarterly report to the Board addressing these policies and procedures.

MANAGEMENT OF THE FUND

The Board is comprised of trustees and is responsible for the overall management of the Fund, including general supervision and review of the Fund’s investment activities.  The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund’s day-to-day operations.  The Fund does not normally hold shareholders’ meetings except when required by the 1940 Act or other applicable law.

Board Leadership Structure

The Board is comprised of six trustees in total, including two trustees that are each an “interested person” of the Trust as that term is defined in the 1940 Act (each, an “Interested Trustee”) and four trustees that are each not an “interested person” of the Trust as that term is defined in the 1940 Act (each, an “Independent Trustee”).  The four Independent Trustees comprising the Board include Marla J. Ahlgrimm R.Ph., John W. Feldt, Antonio S. Mello and Thomas R. Poehling.  The two Interested Trustees comprising the Board include Mark A. Fedenia and Daniel S. Pickett.  The Trust’s Chairman, Mr. Pickett, is an Interested Trustee by virtue of his position with the Adviser.  The Trust has not appointed a lead Independent Trustee.

The Board has established two standing committees – the audit committee and the valuation committee.  Mr. Feldt, an Independent Trustee, serves as the Chairman of the audit committee.  The audit committee is comprised entirely of Independent Trustees.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees select and nominate all candidates for Independent Trustee positions.  Each trustee was appointed to serve on the Board because of his or her experience, qualifications, attributes and/or skills as set forth in the subsection “Trustee Qualifications,” below.  The Board reviews its leadership structure regularly.  The Board believes that its leadership structure is appropriate and effective in light of the size of the Fund and structure of the Trust, the nature of their business and industry practices.

The Board’s role is one of oversight rather than day-to-day management of the Fund.  The Board’s committee structure assists with this oversight function.  The Board’s oversight extends to the Fund’s risk management processes.  Those processes are overseen by the Fund’s officers, including its President, Vice President of Investments and CCO, who regularly report to the Board on a variety of matters at Board meetings.

The Adviser reports to the Board on a regular and as-needed basis, on actual and possible risks affecting the Fund and the Trust as a whole.  The Adviser reports to the Board on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Fund.

The Board has appointed the CCO, who reports directly to the Board and who participates in the Board’s regular meetings.  In addition, the CCO presents an annual report to the Board in accordance with the Fund’s compliance policies and procedures.  The CCO regularly discusses risk issues affecting the Fund and the Trust during Board meetings.  The CCO also provides updates to the Board on the operation of the Fund’s compliance policies and procedures and on how these procedures are designed to mitigate risk.  Finally, the CCO reports to the Board in the event that any material risk issues arise in between Board meetings.

Officers and Trustees

The name, age and address of the officers and trustees, as well as their positions with the Fund, and principal occupations during the past five years are shown below.  Each trustee serves for an indefinite term, until that person resigns and/or a successor is elected and qualified.  Officers are elected by the Board.  Each trustee oversees the Fund, the sole portfolio in the Trust.  Ages of the officers and trustees are provided as of May 31, 2011.

Independent Trustees

Name, Age and Address	Length of Time Served	Position(s) Held with the Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Marla J. Ahlgrimm, R.Ph., 55 8040 Excelsior Drive Suite 401 Madison, WI 53717	Since Inception	Trustee	Founder and Chair, Women’s Health America, Inc. (a health products company), 1993-Present	None

John W. Feldt, 69 University of Wisconsin Foundation 1848 University Avenue Madison, WI 53726	Since Inception	Trustee	Retired; Senior Vice President-Finance, University of Wisconsin Foundation, 1985-2007	Director, Thompson Plumb Funds, Inc., a mutual fund complex for which Mr. Feldt oversees 3 portfolios; Director, Baird Funds, Inc., a mutual fund complex for which Mr. Feldt oversees 8 portfolios

Antonio S. Mello, 52 8040 Excelsior Drive Suite 401 Madison, WI 53717	Since Inception	Trustee

Professor of Finance, School of Business, University of Wisconsin-Madison, 1995-Present;  Managing Partner, River Rock Investors, LLC (a private investment company), 2010-Present; Managing Director and Head of Corporate Finance, Millennium BCP (an international financial services firm), 2001-2002 (on leave from UW-Madison)

None

Thomas R. Poehling, 45 525 Junction Road Suite 8900 Madison, WI 53717	Since Inception	Trustee	President, Poehling Capital Management, Inc. (an asset management company), 2004-Present	None

Interested Trustees and Fund Officers

Name, Age and Address	Length of Time Served	Position(s) Held with the Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Mark A. Fedenia, 56* 8040 Excelsior Drive Suite 401 Madison, WI 53717	Since Inception	Trustee; Vice President of Investments

Managing Director/Portfolio Manager, Nakoma Capital Management, LLC, 2003-Present; Associate Professor of Finance, School of Business, University of Wisconsin-Madison, 1986-Present; Director, Applied Security Analysis Program, School of Finance, University of Wisconsin-Madison, 1986-2007

None

Daniel S. Pickett, 47* 8040 Excelsior Drive Suite 401 Madison, WI 53717	Since Inception	Trustee; President; Chairman	Chief Investment Officer/Managing Director, Nakoma Capital Management, LLC, 2003-Present	None

Robyn K. Rannow, 55 8040 Excelsior Drive Suite 401 Madison, WI 53717	Since Inception	Secretary; Treasurer; Chief Compliance Officer; Anti-Money Laundering Officer	Managing Director/Chief Compliance Officer, Nakoma Capital Management, LLC, 2009-Present; Vice President, Operations and Compliance, Nakoma Capital Management, LLC, 2004-2008	N/A

______________________

* Messrs. Fedenia and Pickett are each an Interested Trustee of the Trust because of their positions with the Adviser.

Trustee Qualifications

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board’s conclusion that each individual identified below is qualified to serve as a trustee of the Trust.

Marla J. Ahlgrimm, R.Ph.  Ms. Ahlgrimm has served as a Trustee of the Trust since its inception.  She is the founder and has served as the Chair of Women’s Health America, Inc., a health products company, since 1993.  Ms. Ahlgrimm has 28 years of national healthcare business management experience and has also served as a board member for multiple local and national private organizations.  Through her experience as a trustee of a mutual fund and her business experience, Ms. Ahlgrimm is experienced with financial, accounting, regulatory and investment matters.  Such experience helps Ms. Ahlgrimm exercise the business judgment necessary to fulfill the requirements and obligations of her Board position and to effectively evaluate Fund management.

Mark A. Fedenia.  Mr. Fedenia has served as a Trustee and Vice President of Investments of the Trust since its inception.  He has served as Managing Director and Portfolio Manager of the Adviser since 2003.  Mr. Fedenia is also a tenured member of the Finance Department at the University of Wisconsin-Madison (“UW-Madison”) where he has taught since 1986.  From 1986 to 2007, he was the Director of the Applied Security Analysis Program at UW-Madison.  From 1998 to 2000, Mr. Fedenia was a portfolio manager for PFP Management Company LLC, the general partner of an investment partnership.  From 2000 to 2002, he developed portfolio accounting systems for Southridge Capital Management (“SCM”), a Connecticut hedge fund firm.  Mr. Fedenia received his B.S., M.S. and Ph.D. degrees in Finance from UW-Madison.  Through his experience as a trustee of a mutual fund and his business and investment management experience, Mr. Fedenia is experienced with financial, accounting, regulatory and investment matters.  Such experience helps Mr. Fedenia exercise the business judgment necessary to fulfill the requirements and obligations of his Board position.

John W. Feldt.  Mr. Feldt has served as a Trustee of the Trust since its inception.  He also serves as an independent director and the audit committee chairman of Baird Funds, Inc., a mutual fund complex for which he oversees eight portfolios, and an independent director and the audit committee chairman of Thompson Plumb Funds, Inc., a mutual fund complex for which he oversees three portfolios.  While employed with the University of Wisconsin Foundation, Mr. Feldt served as Senior Vice President-Finance from 1985 to 2007, as Vice President-Finance from 1980 to 1985 and as Associate Director from 1967-1980.  Mr. Feldt earned a B.S. degree in Finance and Marketing from UW-Madison.  Through his experience as a board member and audit committee chairman of multiple mutual fund complexes and his business and investment management experience, Mr. Feldt is experienced with financial, accounting, regulatory and investment matters.  Such experience helps Mr. Feldt exercise the business judgment necessary to fulfill the requirements and obligations of his Board position and to effectively evaluate Fund management.

Antonio S. Mello.  Mr. Mello has served as a Trustee of the Trust since its inception.  He has served as a Professor of Finance at UW-Madison since 1995.  While on temporary leave from UW-Madison, Mr. Mello served as Managing Director and Head of Corporate Finance for Millenium BCP, an international financial services firm, from 2001 to 2002.  He has served as a board member for multiple private organizations and as president of the investment committee of a real estate investment trust.  Through his experience as a trustee of a mutual fund and his business and investment management experience, Mr. Mello is experienced with financial, accounting, regulatory and investment matters.  Such experience helps Mr. Mello exercise the business judgment necessary to fulfill the requirements and obligations of his Board position and to effectively evaluate Fund management.

Daniel S. Pickett.  Mr. Pickett has served as a Trustee, President and Chairman of the Trust since its inception.  He has served as Managing Director and Chief Investment Officer of the Adviser since 2003.  Mr. Pickett served as Managing Director and Director of Research for SCM from 1997 to 2002.  From 1988 to 1997, he was Portfolio Manager and Director of Research at Columbus Circle Investors, an institutional money management firm.  From 1986 to 1988, Mr. Pickett served in the Equity Research Department of American Family Insurance Group.  Mr. Pickett earned a B.B.A. degree (with honors) and M.S. degree in Finance from UW-Madison and is a CFA charterholder.  Through his experience as a trustee of a mutual fund and his business and investment management experience, Mr. Pickett is experienced with financial, accounting, regulatory and investment matters.  Such experience helps Mr. Pickett exercise the business judgment necessary to fulfill the requirements and obligations of his Board position.

Thomas R. Poehling.  Mr. Poehling has served as a Trustee of the Trust since its inception.  He founded and has served as President of Poehling Capital Management, Inc., an asset management company, since 2004.  Mr. Poehling served as a Financial Adviser with AXA Advisors LLC, an asset management company, from 1990 to 2004.  Mr. Poehling earned a B.S. degree in Finance from UW-Madison and he has worked in the financial services industry for 20 years.  Through his experience as a trustee of a mutual fund and his business and investment management experience, Mr. Poehling is experienced with financial, accounting, regulatory and investment matters.  Such experience helps Mr. Poehling exercise the business judgment necessary to fulfill the requirements and obligations of his Board position and to effectively evaluate Fund management.

“CFA” is a registered trademark owned by the CFA Institute.

Committees of the Board of Trustees

As part of its oversight responsibilities of the Fund and the Adviser, the Board has established certain committees, which may include members who are not trustees.  As of May 31, 2011, the committees of the Board include the Audit Committee and the Valuation Committee.

Audit Committee.  The audit committee is comprised of John W. Feldt (Chairman), Antonio S. Mello and Thomas R. Poehling, each of whom is an Independent Trustee.  The primary functions of the audit committee are to provide oversight regarding the Fund’s accounting and financial reporting policies and practices, including the selection of the independent registered public accounting firm to be retained to perform the annual audit of the Fund, reviewing the results of the audit and the Fund’s internal controls, and approving in advance all permissible non-audit services performed by the independent auditors.  The committee acts as a liaison between the Fund’s independent registered public accounting firm and the full Board.  Four audit committee meetings were held during the fiscal year ended May 31, 2011.

Valuation Committee.  The valuation committee is comprised of Daniel S. Pickett (Chairman), President of the Fund, Robyn K. Rannow, Secretary, Treasurer and CCO of the Fund, and two representatives from UMB Fund Services, Inc., the Fund’s administrator and fund accountant.  The Board approved valuation and liquidity procedures for the Fund, which set forth the valuation committee operating procedures.  The valuation committee oversees implementation of the Fund’s valuation and liquidity procedures and makes fair valuation determinations on behalf of the Board pursuant to such procedures.  There were no pricing issues during the fiscal year ended May 31, 2011 that required the valuation committee to meet.

The Board has no other standing committees.

Compensation

Interested Trustees and fund officers are not compensated by the Fund.  The Fund pays Independent Trustees $7,000 per year and reimburses reasonable travel and expense costs related to attending meetings.  Independent Trustees who serve as members of the audit committee receive an additional $1,000 per year.  The Fund has not established a pension or retirement plan for trustees.  The following table provides the total fees paid to Independent Trustees by the Fund for the fiscal year ended May 31, 2011:

Name	Aggregate Compensation from the Fund

Marla J. Ahlgrimm	$6,000
John W. Feldt	$7,000
Antonio S. Mello	$7,000
Thomas R. Poehling	$7,000

Trustee Ownership of Fund Shares

The following tables provide the dollar range of equity securities of the Fund beneficially owned by the trustees as of December 31, 2010:

Name	Dollar Range of Shares in the Fund

Marla J. Ahlgrimm	None
Mark A. Fedenia	Over $100,000
John W. Feldt	$10,001 - $50,000
Antonio S. Mello	None
Daniel S. Pickett	Over $100,000
Thomas R. Poehling	None

The trustees and officers of the Fund may own shares in other pooled investment vehicles or management accounts managed by the Adviser.

CODES OF ETHICS AND
PROXY VOTING GUIDELINES AND PROCEDURES

The Fund, the Adviser and the Fund’s distributor, UMB Distribution Services, LLC (the “Distributor”), have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act.  Under the codes of ethics, employees who are designated as access persons may engage in personal securities transactions, but are subject to certain limitations and reporting obligations.  Each code of ethics is on file with, and available from, the SEC.

The Board has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Adviser in accordance with the Proxy Voting Guidelines and Procedures (the “Policies”) adopted by the Adviser.  Proxies are voted according to the Adviser’s written guidelines and consistent with the Adviser’s fiduciary responsibility with respect to securities owned by clients for which it serves as investment adviser and for which it has the power to vote proxies.  In addition to addressing such general areas as elections of directors and auditors, corporate governance, and proposed reorganizations, these guidelines describe how the voting of proxies is to be resolved in the event that a material conflict of interest is identified.  Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict by using any of the following methods:  (i) adopting a policy of disclosing the conflict to the Board and obtaining its consent before voting; (ii) basing the proxy vote on pre-determined voting guidelines if the application of the guidelines to the matter presented involves minimal discretion on the part of the Adviser; or (iii) using the recommendations of an independent third party.

The Trust is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the most recent 12-month period ending June 30.  The Fund’s proxy voting record is available without charge, upon request, by calling the Fund toll-free at 1-866-6NAKOMA (1-866-662-5662) and on the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Services Provided

The Adviser is an independent investment adviser which is owned in part, directly and indirectly, by the Fund’s portfolio managers, Daniel S. Pickett and Mark A. Fedenia, and the Adviser’s chief compliance officer, Robyn K. Rannow.  By virtue of his equity ownership and position with the Adviser, Mr. Pickett is deemed to control the Adviser.  Subject to the general supervision of the Board, the Adviser provides investment advisory services to the Fund pursuant to an investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”).  The Adviser, whose principal place of business is located at 8040 Excelsior Drive, Suite 401, Madison, Wisconsin 53717, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.  The Adviser is responsible for developing the investment policies and guidelines for the Fund.

The Adviser provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell.  The Adviser also selects the brokers who execute the Fund’s portfolio transactions.  The Adviser provides periodic reports to the Board, which reviews and supervises the Adviser’s investment activities.  To protect the Fund, the Adviser and its officers, directors and employees are covered by fidelity insurance.

The Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party.

The Advisory Agreement is terminable without penalty by the Board, or by majority vote of the Fund’s outstanding voting securities (as defined by the 1940 Act), on 60 days’ written notice by either party and will terminate automatically upon assignment.

The Adviser manages other pooled investment funds and client accounts.  The Adviser may give advice and take action with respect to any of the other funds or client accounts it manages, or for its own account, that may differ from action taken by the Adviser on behalf of the Fund.  Similarly, with respect to the Fund, the Adviser is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Adviser and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund.  The Adviser is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Fund pays the Adviser a fee equal to an annual rate of 1.50% of the average daily net assets of the Fund, computed and paid monthly.  The fee is computed at the close of business on the last business day of each month according to the terms of the Advisory Agreement.  Pursuant to a separate contract between the Adviser and the Fund, the Adviser has agreed to reduce all or a portion of its advisory fees and/or reimburse Fund expenses to ensure that the Fund’s total annual fund operating expenses, excluding interest, taxes, transaction costs (such as brokerage commissions and expenses relating to dividends and interest on securities sold short), acquired fund fees and expenses, and extraordinary expenses, do not exceed 1.99% of the Fund’s average net assets at least through October 1, 2012, subject thereafter to annual re-approval of the agreement by the Board.  This operating expense limitation agreement can be terminated by the Board upon 30 days’ prior notice to the Adviser.  The operating expense limitation agreement can be terminated by the Adviser upon notice to the Fund at least 30 days prior to the end of the then-current term, but under no circumstances may the Adviser terminate the agreement prior to the end of the term.  The Adviser may request a reimbursement from the Fund to recapture any reduced advisory fees or expense reimbursements for a three-year period after such fees were reduced or Fund expenses reimbursed.  The amount of any such reimbursement is subject to the contractual expense limit.  This means that the Fund will only reimburse the Adviser to the extent the Fund’s total annual fund operating expenses (excluding the items identified above) plus any amounts to be reimbursed do not exceed the expense limitation.  The Board will review any such Adviser reimbursement requests.

For the fiscal year ended May 31, 2009, an advisory fee of $2,393,083 was paid by the Fund to the Adviser.  For the same period, the Adviser recaptured $107,141 in advisory fees and expenses from the Fund.  For the fiscal year ended May 31, 2010, an advisory fee of $3,279,387 was paid by the Fund to the Adviser.  For the fiscal year ended May 31, 2011, an advisory fee of $2,129,684 was paid by the Fund to the Adviser.  For the same period, the Adviser reduced advisory fees and reimbursed expenses totaling $207,715.

Portfolio Managers

Daniel S. Pickett is primarily responsible for the management of the Fund’s portfolio and he has had responsibility for the day-to-day management of the Fund since its inception.  Mark A. Fedenia is also a portfolio manager of the Fund.

The following table provides information relating to other accounts managed by the portfolio managers as of May 31, 2011.  To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Daniel S. Pickett	0	1 $18,417,726	3 $27,402,765	0	1 $18,417,726	0

Mark A. Fedenia	0	1 $18,417,726	3 $27,402,765	0	1 $18,417,726	0

As shown in the table above, the Fund’s portfolio managers may manage other accounts with investment strategies similar to the Fund, including other funds and separately managed accounts of the Adviser.  Fees earned by the Adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts.  These factors could create conflicts of interest because the portfolio managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund.  A conflict may also exist if the portfolio managers identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts.  In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund.  However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.  In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.  Personal accounts may give rise to potential conflicts of interest.  Trading in personal accounts is subject to the provisions of the Fund’s code of ethics.

The following describes the structure and method of calculating the portfolio managers’ compensation as of May 31, 2011.  Because the portfolio managers are also owners of the Adviser, they do not receive a base salary.  Rather, compensation decisions are made jointly by the portfolio managers based on the Adviser’s revenues and are paid annually or semi-annually by the Adviser.  The amounts of such payments are tied to a subjective determination as to the overall contribution to the Adviser, but are not specifically related to the investment performance of any account or fund.

The dollar range of equity securities in the Fund beneficially owned by the portfolio managers as of May 31, 2011 is as follows:  Daniel S. Pickett:  over $1,000,000; Mark A. Fedenia:  $100,001-$500,000.

Administrator, Fund Accountant, Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc., a Wisconsin corporation (“UMBFS”), 803 West Michigan Street, Milwaukee, Wisconsin 53233, serves as administrator, fund accountant, transfer agent and dividend disbursing agent to the Fund, subject to the overall supervision of the Board.  Pursuant to an administration and fund accounting agreement (the “Administration Agreement”), UMBFS provides certain administrative and fund accounting services to the Fund.  UMBFS’ services include, but are not limited to, the following:  maintaining or coordinating with other service providers the maintenance of the Fund’s books and records, maintaining all general ledger accounts and related sub-ledgers; overseeing the Fund’s fidelity insurance relationship; participating in the preparation of certain tax returns and compiling data for and preparing annual notices to the SEC; preparing financial statements for the Fund’s annual and semi-annual reports to the SEC; preparing notice and renewal securities filings pursuant to state securities laws; determining and monitoring the Fund’s income and expense accruals and causing appropriate expenses to be paid from Fund assets; periodically monitoring the Fund’s compliance with its policies and limitations relating to portfolio investments as set forth in the Prospectus and SAI for the Fund and the status of the Fund as a regulated investment company under Subchapter M of the Code; assisting in developing an agenda for each Board meeting and, if requested by the Board, attending Board meetings and preparing Board meeting minutes; assisting in calculating distributions of net investment income and capital gain distributions; calculating the daily NAV for the Fund based on valuations provided by pricing services approved by the Board; and generally assisting in the Fund’s administrative operations as mutually agreed by the Fund and UMBFS.

For its services as administrator and fund accountant, the Fund pays UMBFS an annual fee of 0.10% on Fund assets up to $250,000,000, and decreasing fees on a sliding scale on assets greater than $250,000,000, subject to a minimum annual fee of $75,000.

The Administration Agreement provides that UMBFS shall not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, negligence or reckless disregard of its obligations or duties.  The Administration Agreement also provides that UMBFS may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services and administrative services, as the case may be, to others.

For the fiscal years ended May 31, 2009, 2010 and 2011, the Fund paid UMBFS $159,539, $218,626 and $141,657, respectively, under the Administration Agreement.

UMBFS also acts as the Fund’s transfer agent and dividend disbursing agent pursuant to a transfer agency agreement.  As transfer agent, UMBFS keeps records of shareholder accounts and transactions.  The Fund pays UMBFS an annual base fee of $30,000, as well as other account-based fees and processing fees.  For the fiscal years ended May 31, 2009, 2010 and 2011, the Fund paid UMBFS $114,833, $268,252 and $475,344, respectively, under the transfer agency agreement.

UMBFS is a subsidiary of UMB Financial Corporation, which is also the parent of the Fund’s custodian, UMB Bank, n.a, and of the Distributor.

Custodian

UMB Bank, n.a., 928 Grand Boulevard, 10th Floor, Kansas City, Missouri 64106, serves as the Fund’s custodian (the “Custodian”).  The Custodian is responsible for, among other things, safeguarding and controlling the Fund’s cash and securities.  The Fund pays an annual fee of 0.01% on Fund assets up to $250,000,000, and decreasing fees on a sliding scale on assets greater than $250,000,000, subject to a minimum annual fee of $9,000, as well as certain other transaction-based charges.  The Custodian is a subsidiary of UMB Financial Corporation, which is also the parent of UMBFS and of the Distributor.

Distributor

UMB Distribution Services, LLC, 803 West Michigan Street, Milwaukee, Wisconsin 53233, acts as distributor for the Fund (the “Distributor”) pursuant to a distribution agreement.  The Distributor offers shares of the Fund on a continuous basis, reviews advertisements of the Fund and act as liaison for the Fund’s broker-dealer relationships.  The Distributor is not obligated to sell any certain number of shares of the Fund.  The Adviser pays the Distributor an annual fee of 0.02% on the first $1,000,000,000, and decreasing fees on a sliding scale on assets greater then $1,000,000,000, subject to a minimum annual fee of $40,000, as well as certain other fees and expenses.

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd., 800 Westlake Parkway, Suite 1100, Westlake, Ohio 44145, serves as the Fund’s independent registered public accounting firm.  The independent registered public accounting firm will audit the financial statements included in the Fund’s annual report to shareholders.

PORTFOLIO TRANSACTIONS

The Adviser places all portfolio transactions of the Fund.  The Adviser has a policy of seeking to obtain the “best execution” of all portfolio transactions (the best net price under the circumstances based upon a number of factors including and subject to the factors discussed below).

The Adviser may use a trading agent to execute transactions for the Adviser on behalf of the Fund and provides its agent with a list of brokerage firms that provide services of value to the Adviser in managing the Fund’s assets. The Adviser has no obligation to deal with any particular broker or dealer in the execution of portfolio transactions for the Fund.

The Adviser reviews and approves broker-dealers based upon three criteria:  (1) research coverage on the positions in which the Adviser trades on behalf of client accounts; (2) idea generation; and (3) trading expertise in the stocks in which the Adviser trades.

The Adviser has instructed its trading agent to consider a number of factors in seeking best execution when selecting brokers and dealers and when negotiating commissions on agency transactions.  Those factors include, but are not limited to: knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third-party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers.

In recognition of the value of the foregoing factors, portfolio transactions may be placed with a broker or dealer with whom the Adviser or its trading agent has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of the Adviser.  Small trade lots associated with the investment of cash flows into accounts – as opposed to the establishment or adjustment of position sizes beyond the investment of cash flows – may be placed with brokers charging lower per share commissions to minimize the cost of the incremental investment.

Research received from brokers or dealers is supplemental to the Adviser’s own research efforts. Such research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities, and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists, and government officials; and other research products and services that assist the Adviser in carrying out its responsibilities.

Because the Adviser receives a benefit from research it receives from broker-dealers, the Adviser may have an incentive to continue to use those broker-dealers to effect transactions.  The Adviser does not consider a broker-dealer’s sale of Fund shares when choosing a broker-dealer to effect transactions.

The “safe harbor rule” under Section 28(e) of the Securities Exchange Act of 1934, as amended, permits investment advisers to pay more than the lowest available commission to a broker-dealer in return for research products and services used in making investment decisions through “soft dollar” arrangements.  Soft dollar commissions are generated through equity transactions in listed securities.  It is the Adviser’s policy to use soft dollar commissions to purchase only those products and services permitted by the safe harbor rule to help evaluate specific stock ideas as well as current portfolio holdings.

The Adviser does not guarantee any broker the placement of a pre-determined amount of securities transactions in return for the research or brokerage services it provides.  The Adviser does, however, have internal procedures for allocating transactions in a manner consistent with its execution policies to brokers that it has identified as providing research, research-related products or services, or execution-related services of a particular benefit to its clients.  Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of the Adviser and such research may not necessarily be used by the Adviser in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services.  Similarly, research and brokerage services earned from equity trades may be used for fixed-income or other clients that normally do not pay brokerage commissions.

The Adviser may also use step-out transactions in order to receive research products and services.  In a step-out transaction, the Adviser directs trades related to a broker-dealer with the instruction that the broker-dealer execute the transaction, but “step-out” all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services.  The second broker-dealer may clear and settle and receive commissions for the stepped-out portion.  In a new issue designation, the Adviser directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering.  The Adviser directs that broker-dealer to designate a portion of the broker-dealer’s commission on the new issue purchase to a second broker-dealer that provides such products and/or services.  Given the Adviser’s receipt of such products and services in connection with step-out transactions and new issue designations, the Adviser has an incentive to continue to engage in such transactions.  However, the Adviser only intends to utilize step-out transactions and new issue designations when it believes that doing so would help achieve best execution.

The Fund intends to maintain a prime brokerage arrangement to facilitate short sale transactions.  A prime broker may provide, and the current prime broker of the Fund is expected to provide, services and products to the Adviser in connection with the lending, short selling facilities, and related services the prime broker provides to the Fund and other clients.  These services may include, without limitation, electronic interfaces, software and various reports in connection with short sale activity.  As a result of these services and products, the Adviser may have an incentive to use the prime broker to effect transactions for the Fund or to accept less favorable pricing for prime brokerage services (including interest and similar charges on short positions).

When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of the Adviser better prices and executions will be achieved through the use of a broker.

For the fiscal years ended May 31, 2009, 2010 and 2011, the following brokerage commissions were paid by the Fund, and all of those commissions were paid to brokers and dealers that provided research services to the Adviser:

May 31, 2009	May 31, 2010	May 31, 2011

$561,920	$659,499	$727,151

The Fund is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year.  The Fund did not acquire any securities of its “regular brokers or dealers” during the fiscal year ended May 31, 2011.  The Fund also did not pay any commissions to brokers who were affiliated with the Fund or the Adviser during the fiscal years ended May 31, 2009, 2010 and 2011.

TAXATION OF THE FUND

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund.  It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors.  This discussion reflects applicable tax laws of the U.S. as of the date of this SAI, which tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service, possibly with retroactive effect.  The following discussion does not address state, foreign or local tax considerations that could apply to investors.  Investors are advised to consult with their own tax advisers before making an investment in the Fund.

It is a policy of the Fund to make distributions of substantially all of its net investment company taxable income and any net realized capital gains.  The Fund declares and makes annual distributions of net investment company taxable income, if any.  Any net capital gains realized during each fiscal year, as defined by the Code, are normally distributed to shareholders in December but, if necessary, may be distributed at other times as well.

The Fund intends to qualify and elect to be treated as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Code.  If the Fund fails to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates.  In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.”  However, the current federal tax provisions applicable to “qualified dividend income” are scheduled to expire for tax years beginning after December 31, 2012.  In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Capital losses incurred in tax years beginning prior to December 23, 2010 can generally be carried forward to each of the eight (8) years succeeding the loss year to offset future capital gains.  Capital losses incurred in tax years beginning on or after December 23, 2010 can generally be carried forward indefinitely to offset future capital gains.  For federal income tax purposes, the Fund had capital loss carryforwards as of May 31, 2011 as follows:

Date of Expiration	Amount
May 31, 2016	$ 987,684
May 31, 2017	12,569,991
May 31, 2018	7,000,309
May 31, 2019	9,509,982
Total	$30,067,966

As of May 31, 2011, the Fund had $2,208,510 of post-October losses, which are deferred until June 1, 2011, for tax purposes.

All distributions of investment company taxable income (which includes dividends, short-term capital gains, and foreign currency gains, if any) and net capital gain (the excess of long-term capital gains over short-term capital losses), if any, on the Fund’s shares are reinvested automatically in additional shares of the Fund at the NAV determined on the first business day following the record date, unless you elect to have such distributions paid to you in cash.  Such distributions are taxable, whether received in shares or in cash.

Certain of the Fund’s transactions involving short sales, futures, options, swap agreements, hedged investments and other similar transactions, if any, may be subject to special provisions of the Code that, among other things, may affect the character, amount and timing of distributions to shareholders.  The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.

Medicare Tax Imposed on Certain Income

For tax years beginning in 2013, individuals, trusts and estates are scheduled to be subject to a Medicare tax of 3.8% (in addition to the regular income tax).  The Medicare tax will be imposed on the lesser of the taxpayer’s (i) net investment income, net of deductions properly allocable to such income or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for individuals and $125,000 for married individuals filing separately).  The Fund anticipates that it will distribute income that will be includable in net investment income for purposes of this Medicare tax.

Tax Matters Related to Sales and Redemptions

In general, you will recognize a taxable capital gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and your adjusted tax basis in the Fund shares.  All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a “wash sale”).  If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.  In general, any gain or loss arising from the sale or redemption of shares of the Fund will be capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any amounts treated as distributions of net capital gain received on such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income ($1,500 for married individuals filing separately).  You should consult with your tax advisor for more information on these matters.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS

The Fund is an open-end management investment company, commonly called a mutual fund.  The Fund is organized as a Delaware statutory trust and is registered with the SEC.

The Fund has noncumulative voting rights.  For trustee elections, this gives holders of more than 50% of Fund shares the ability to elect all of the members of the Board.  If this happens, holders of the remaining shares entitled to vote will not be able to elect anyone to the Board.

The Fund does not intend to hold annual shareholder meetings and is not required to.  The Fund may hold special meetings, however, for matters requiring shareholder approval.  A special meeting also may be called by the Board and certain officers in their discretion.

As of August 31, 2011, the trustees and officers of the Fund, as a group, owned less than 1% of the Fund.  As of August 31, 2011, the following shareholders owned of record or are known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund:

Name and Address of Shareholder	Shares Owned	Percent of Outstanding Shares	Parent Company	Jurisdiction

Charles Schwab & Co., Inc. Mutual Funds Dept. 101 Montgomery St. San Francisco, CA 94104	472,071	39.32%	The Charles Schwab Corporation	DE

Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	288,558	24.03%	N/A	N/A

National Financial Services, LLC 200 Liberty Street One World Financial Center New York, NY 10281	186,561	15.54%	N/A	N/A

FOLIOfn Investments Inc. 8180 Greensboro Dr., 8th Floor McLean, VA 22102	61,419	5.12%	N/A	N/A

Any shareholder who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of the Fund is presumed to control the Fund under the provisions of the 1940 Act.  A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Fund.

PAYMENTS TO INTERMEDIARIES, OTHER FEES

In addition to the matters disclosed in the Prospectus, from time to time, the Adviser, at its expense, may provide additional compensation to intermediaries that sell or arrange for the sale of shares of the Fund.  Such compensation may include financial assistance to intermediaries that enable the Adviser to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other intermediary-sponsored events.  These payments may vary depending upon the nature of the event.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority, Inc. (“FINRA”).  The Adviser makes payments for events it deems appropriate, subject to the Adviser’s guidelines and applicable law.

You can ask your intermediary for information about any payments it receives from the Adviser and any services provided.

Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares.  Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI.  Consult your broker-dealer for specific information about any processing or service fees you may be charged.

FURTHER INFORMATION RELATED TO YOUR ACCOUNT

Interest or income earned on redemption checks sent to you during the time the checks remain uncashed will be retained by the Fund.  The Fund will not be liable for any loss caused by your failure to cash such checks.  The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge.  If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account.  These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.  Sending redemption proceeds by wire or electronic funds transfer (“ACH”) is a special service that we make available whenever possible.  By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law.  Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the Prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts.  An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution.  Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date.  These sub-accounts may be registered either by name or number.  The Fund’s investment minimums apply to each sub-account.  The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the NAV next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund.  If you sell shares through your securities dealer, it is your dealer’s responsibility to transmit the order to the Fund in a timely fashion.  Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.  Any loss to you resulting from your dealer’s failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.  For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the Prospectus.  Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an account application accepted by the Fund or entered into a selling agreement and/or servicing agreement with the Adviser or the Fund’s transfer agent.  For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (the “NYSE”) or (b) through the National Securities Clearing Corporation’s automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE.  If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, the Adviser or the Fund’s transfer agent, may incur.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund.  Subject to Rule 18f-1, if the Adviser determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund’s shares (a “redemption in-kind”).  Shareholders receiving securities or other financial assets in a redemption in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.  If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund’s assets during any 90-day period and would like to avoid any possibility of being paid with securities in-kind, you may do so by providing the Fund with an unconditional written instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction.  This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the Fund’s remaining shareholders.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions.  An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction.  Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject.  Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars.  The Fund may, in its sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.  We may deduct any applicable banking charges imposed by the bank from your account.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to:  (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys’ fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

The Fund will issue new shares at the Fund’s most current NAV.  The Fund is authorized to issue an unlimited number of shares of beneficial interest.  The Fund has registered an indefinite number of shares under Rule 24f-2 of the 1940 Act.  Each share has one vote and is freely transferable.  Shares represent equal proportionate interests in the assets of the applicable Fund only and have identical voting, distribution, redemption, liquidation and other rights.  The shares, when issued and paid for in accordance with the terms of the Prospectus, are deemed to be fully paid and non-assessable.  Shares have no preemptive, cumulative voting, subscription or conversion rights.  Shares can be issued as full shares or as fractions of shares.  A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.

We will credit your shares to your Fund account.  We do not issue share certificates.  This eliminates the costly problem of replacing lost, stolen or destroyed certificates.

The Board may from time to time establish additional series or classes of shares without the approval of shareholders.  The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

PRICING OF SHARES

The NAV of the Fund normally will be determined as of the close of regular trading (4:00 p.m., Eastern Time) on each day the NYSE is open for trading.  The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

The Fund’s NAV is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.

In determining the NAV of the Fund’s shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market.  Securities that are traded on Nasdaq (“Nasdaq-traded securities”) are valued at the Nasdaq Official Closing Price (“NOCP”).  Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the current bid and asked prices on such exchanges.  Unlisted securities held by the Fund that are not included in the Nasdaq Stock Market are valued at the average of the quoted bid and asked prices in the over-the-counter market.  If a security is traded or dealt in on more than one exchange, or on one or more exchanges and in the over-the-counter market, quotations from the market in which the security is primarily traded shall be used.

Since the Fund may invest in securities that are relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities.  The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced.  The Board has established a valuation committee and has delegated responsibility for fair valuation of securities to the valuation committee.  The valuation committee makes fair value determinations on behalf of the Board pursuant to the Fund’s valuation and liquidity procedures.  Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Municipal daily or weekly variable rate demand instruments may be priced at par plus accrued interest.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to:  (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed-income securities that have gone into default and for which there is not a current market value quotation.  Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the NYSE, the Fund may value the security at its fair value.

The Fund values portfolio securities underlying actively traded call options at their market price as determined above.  The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets.  If there are no sales that day, at the mean of the last closing bid and ask prices if the Fund believes the valuation fairly reflects the contract’s market value.  Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices.

Generally, U.S. Government securities and other fixed-income securities complete trading at various times prior to the close of the NYSE.  For purposes of computing NAV, the Fund uses the market value of such securities as of the time their trading day ends.  Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE, which events would not be reflected in the computation of the Fund’s NAV.  It is currently the policy of the Fund that events affecting the valuation of the Fund’s securities between such times and the close of the NYSE, if material, may be reflected in such NAV.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

The Fund reserves the right to suspend or postpone redemptions during any period when:  (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

REGISTRATION STATEMENT

The Fund has filed a registration statement on Form N-1A under the Securities Act and the 1940 Act with respect to the securities to which this SAI relates.  If further information is desired with respect to the Fund or such securities, reference is made to such registration statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS

The following audited financial statements are incorporated by reference to the Fund’s annual report for the year ended May 31, 2011:

•

Schedule of Investments and Securities Sold Short;

•

Statement of Assets and Liabilities;

•

Statement of Operations;

•

Statements of Changes in Net Assets;

•

Financial Highlights;

•

Notes to Financial Statements; and

•

Report of Independent Registered Public Accounting Firm.

PART C

OTHER INFORMATION

Item 28.

Exhibits

See “Exhibit Index.”

Item 29.

Persons Controlled by or Under Common Control with the Registrant

None.

Item 30.

Indemnification

Article VII of the Registrant’s Agreement and Declaration of Trust provides as follows (all capitalized terms set forth herein shall have the meanings set forth in the Agreement and Declaration of Trust):  The Trust shall indemnify, out of Trust Property, to the fullest extent permitted under applicable law, any Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that such Person is or was a Trustee or officer of the Trust, against Expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such Proceeding if such person acted in good faith or in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such Person was unlawful.  The termination of any Proceeding by judgment, order or settlement shall not of itself create a presumption that such Person did not act in good faith or that such Person had reasonable cause to believe that such Person’s conduct was unlawful.  Notwithstanding any provision to the contrary contained in the Agreement and Declaration of Trust, there shall be no right to indemnification for any liability arising by reason of the Disqualifying Conduct of the Trustee or officer of the Trust.  The foregoing summary of Article VII of the Registrant’s Agreement and Declaration of Trust is qualified in its entirety by the full text of the Registrant’s Agreement and Declaration of Trust, which is included as Exhibit (a.2) hereto and incorporated herein by reference.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Act”), the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31.

Business and Other Connections of the Investment Adviser

Besides serving as investment adviser to the Registrant and other private accounts, Nakoma Capital Management, LLC (the “Adviser”) is not currently and has not during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.  The principal business address of the Adviser is 8040 Excelsior Drive, Suite 401, Madison, Wisconsin 53717.  Information regarding the business, profession, vocation or employment of a substantial nature of the Adviser’s directors and officers is hereby incorporated by reference to the information contained under “Management of the Fund” in Part B of the Registration Statement and Part I of the Adviser’s Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC.  The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.

Principal Underwriter

(a)

UMB Distribution Services, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Cheswold Lane Funds
Commonwealth International Series Trust
Giant 5 Funds
Green Century Funds
Lotsoff Capital Management Investment Trust
The Marsico Investment Fund
Scout Funds
SteelPath MLP Funds Trust
Vericimetry Funds
Westport Funds

(b)

To the best of Registrant’s knowledge, the directors and officers of UMB Distribution Services, LLC are as follows:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant

Robert J. Tuszynski	President	None
Christine L. Mortensen	Treasurer	None
Constance Dye Shannon	Secretary	None
Karen Fay Luedtke	Chief Compliance Officer	None

The address of each of the foregoing is 803 West Michigan Street, Milwaukee, WI 53233.

(c)

Not applicable.

Item 33.

Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

Records Relating to:	Are Located at:

Registrant’s Fund Administrator, Transfer Agent and Fund Accountant	UMB Fund Services, Inc. 803 West Michigan Street Milwaukee, WI 53233

Registrant’s Investment Adviser	Nakoma Capital Management, LLC 8040 Excelsior Drive, Suite 401 Madison, WI 53717

Registrant’s Custodian	UMB Bank, n.a. 928 Grand Blvd., 5th Floor Kansas City, MO 64106

Registrant’s Distributor	UMB Distribution Services, LLC 803 West Michigan Street Milwaukee, WI 53233

Item 34.

Management Services

All management-related service contracts entered into by the Registrant are set forth in Parts A and B of the Registration Statement.

Item 35.

Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, State of Wisconsin, on the 23rd day of September, 2011.

NAKOMA MUTUAL FUNDS
(Registrant)

By:

/s/ Daniel S. Pickett

Daniel S. Pickett

Chairman and President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A has been signed below on September 23, 2011 by the following persons in the capacities indicated.

Signature	Title

/s/ Daniel S. Pickett Daniel S. Pickett	Chairman and President (principal executive, financial and accounting officer)

* Marla J. Ahlgrimm	Trustee

* Mark A. Fedenia	Trustee

* John W. Feldt	Trustee

* Antonio S. Mello	Trustee

* Thomas R. Poehling	Trustee

* Robyn Rannow, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Trustees of the Registrant pursuant to the Power of Attorney duly executed by such persons and filed with the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A with the SEC on June 1, 2006.

/s/ Robyn K. Rannow	Attorney-in-Fact
Robyn K. Rannow

EXHIBIT INDEX

Exhibit No.	Exhibit	Incorporated by Reference to	Filed Herewith
(a.1)	Certificate of Trust	Form N-1A filed March 13, 2006
(a.2)	Agreement and Declaration of Trust	Form N-1A filed March 13, 2006
(b.1)	By-Laws	Form N-1A filed March 13, 2006
(b.2)	Amendment to By-Laws	Form N-1A filed September 25, 2009
(c)	None	N/A
(d)	Investment Advisory Agreement	Form N-1A filed June 1, 2006
(e)	Distribution Agreement	Form N-1A filed June 1, 2006
(f)	None	N/A
(g)	Custody Agreement	Form N-1A filed June 1, 2006
(h.1)	Administration and Fund Accounting Agreement	Form N-1A filed June 1, 2006
(h.2)	(i) Transfer Agency Agreement	Form N-1A filed June 1, 2006
	(ii) Addendum to Transfer Agency Agreement	Form N-1A filed January 18, 2007
	(iii) SEC Rule 22c-2 Addendum to Transfer Agency Agreement	Form N-1A filed September 14, 2007
(h.3)	Expense Limitation Agreement	Form N-1A filed January 18, 2007
(i)	Opinion and Consent of Faegre & Benson LLP	Form N-1A filed June 1, 2006
(j)	Consent of Independent Auditor		X
(k)	None	N/A
(l)	Initial Capital Agreement	Form N-1A filed June 1, 2006
(m)	None	N/A
(n)	None	N/A
(o)	Reserved	N/A
(p.1)	Code of Ethics of Registrant	Form N-1A filed September 25, 2009
(p.2)	Code of Ethics of Adviser	Form N-1A filed July 26, 2010
(p.3)	Code of Ethics of Distributor	Form N-1A filed March 13, 2006
(q)	Power of Attorney	Form N-1A filed June 1, 2006